UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23410

FROST FAMILY OF FUNDS

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of Principal Executive Offices, Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-877-713-7678

Date of fiscal year end: July 31, 2019

Date of reporting period: July 31, 2019

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Frost

INVESTMENT ADVISORS

Frost Family of Funds

ANNUAL REPORT

July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-877-71-FROST (1-877-713-7678).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-71-FROST (1-877-713-7678). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Frost Funds if you invest directly with the Funds.

Investment Adviser:
Frost Investment Advisors, LLC

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after period end. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

Over the past fiscal year we’ve seen some market highs and lows, and I suspect the balance of 2019 will prove equally vexing. Recall that investors began 2019 on the heels of a merry-less December drop in the markets. January through April saw this quickly reversed, but investors were surprised again by a broad-based selloff in May. And then the markets rebounded in June and July, pushing the S&P 500 Index up to another index high while also posting a best six-month performance for the first half of a year since 1997. The rally wasn’t isolated to the U.S. markets either, as investors saw continued momentum with positive returns across most major global indexes through July.

Looking back over the months of recent headlines and it’s hardly surprising that investors have become sensitive to the increasingly strident news. To date investors have continued to exit actively managed equity funds, a move likely sparked by the numerous market and economic potholes alluded to above. Unfortunately, investors who opted out of the market early in the year also missed the equity revival that followed the interest rate reversal by the Federal Reserve (“Fed”), and the on again/off again possibility of trade truces. By June’s close the S&P 500 had posted its best return for that month since 1955. Through July, market breadth remained strong, as large caps outperformed small caps and, from a style perspective, growth stocks continued to outperform their value counterparts.

The overseas markets also posted positive returns through July, although still trailing behind the U.S. equity indexes. And, while market strength was broad based, the larger more-developed foreign company stocks have outpaced their emerging market counterparts. There are likely any number of reasons for the disparities, but they include foreign trade issues, dollar strength levels, interest rate dynamics and monetary policies.

On the fixed-income front, there was good news for bond holders as well. The bond markets rallied in the U.S. on the premise that the Fed would follow through on its nuanced monetary easing comments, which indeed proved to be the case. Bloomberg Barclays U.S. Aggregate Bond Index ended in solidly positive territory at the end of July, anticipating further Fed easing coupled with fears of faltering overseas growth. These concerns and rising investor interest has driven returns higher in longer maturity government bonds and corporate bonds (both investment grade and high yield).

For the balance of this year and into next we expect volatility and economic uncertainty will continue to be part of the market landscape. There are positive aspects to our outlook, including the potential for continued Fed policy easing and an on-again trade truce with China. Small business optimism and consumer confidence surveys continue to hold steady, while inflation worries are still on the back burner. The most recent jobs report for June serves as a reminder of how far the employment picture has improved since the recession a decade ago. The most recent economic data also provided some reassurance on the state of the consumer, with rising aggregate incomes, and confidence levels and consumption continuing to track higher.

There have also been disappointing headlines relating to manufacturing, both here and overseas. Reports from all five regional Federal Reserve Banks were negative this past month, with a consistent message of new order declines, most likely attributed to trade issues. We’ve also seen these concerns reflected in recent Gross Domestic Product (“GDP”) estimates, with the New York Fed forecasting economic growth of 1.5 percent for this past quarter and 1.7 percent for the third quarter. Corporate earnings also appear to be trending into negative territory for the first time in many years, at least partially a reaction to ongoing trade issues (rising costs, impacted supply channels and falling overseas sales). Add a few geopolitical concerns (North Korea, Brexit, China and Iran), political campaigning, coupled with renewed budget discussions, and the markets may indeed provide a few more volatile moments before the year’s close.

At Frost Investment Advisors we continue to manage through these anxious periods with a focus on finding investment opportunities and meeting our shareholders’ expectations. Our focus is on investing with the longer term economic and corporate fundamentals in mind, avoiding the emotional decisions that are driven by the headlines. We look forward to continuing to serve our shareholders well through future market cycles. We appreciate your confidence in our team.

Sincerely,

Tom Stringfellow

President, Frost Investment Advisors

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call 877.713.7678.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Market Review

Equity markets completed a volatile twelve month period with solid overall gains, underpinned by accommodative monetary policy globally, and aggressive corporate stock buybacks in the U.S. The worst December since 1931 was followed by the best first half in more than 20 years, with the rally occurring against a fairly improbable backdrop. For example, the global Purchasing Managers Index (“PMI”), which is a proxy for global growth, has fallen for a record 14 months in a row, and the outcome of the trade standoff with China still remains uncertain. But the Federal Reserve made a dramatic pivot in January, from a tightening bias to an easing bias, and now seems on the cusp of a new monetary easing cycle, which could breathe new life into an already record economic expansion.

Turning to the Fiscal Year 2019 period, the Frost Growth Equity Fund (the “Fund”) returned 10.34% for the Institutional Class Shares, and 10.05% for the Investor Class Shares, modestly underperforming its benchmark, the Russell 1000 Growth Index, which returned 10.82% over the same time period.

Relative underperformance during the fiscal year was driven by some unfavorable allocation decisions in terms of sector over and underweights, as well as a small drag from cash, most of which was offset by strong overall stock selection. Stock selection was particularly strong in two of our largest sectors, Information Technology and Health Care, as well as in two of our smaller sectors, Consumer Staples and Real Estate Investment Trusts (“REITs”). In the Information Technology sector, the Fund outperformed by 900 basis points, led by our holdings in several software and payments related companies. For example, in software, we had strong outperformance from holdings Workday (+61.2%), ServiceNow (+57.6%), and Microsoft (+30.6%), while in payments we saw good returns from long-time holdings MasterCard (+38.3%), PayPal (+34.4%), and Visa (+31.0%). In the Health Care sector, the Fund outperformed by 750 basis points. Notable performers in the Health Care sector include Edwards Lifesciences (+49.4%), Danaher (+37.7%), and Zoetis (+33.7%).

In terms of factors that detracted from relative results, it was primarily underperformance in the Industrial and Financials sectors on a stock selection basis, as well as an unfavorable allocation to the Energy and Information Technology sectors. In particular, the Fund was overweight Energy, a sector that underperformed the overall market meaningfully, and underweight Information Technology, a sector that meaningfully outperformed the overall market. These two sector allocation decisions represented a more than 100 basis points headwind for the relative performance of the Fund. The Fund’s allocation to cash represented about 50 basis points of impact.

In terms of our outlook, we are focused on the Federal Reserve, trade policy and the macroeconomic backdrop. Since the Federal Reserve has begun cutting interest rates, the focus now shifts to whether the economy avoids falling into recession. Accommodative monetary policy with an economy that shows signs of stabilization and/or is able to potentially re-accelerate tends to be a positive backdrop for equity prices. We think some sort of trade resolution with China is key to driving that stabilization in global growth trends.

Our investment process remains focused on identifying structurally attractive businesses with sustainable growth advantages that are competitively differentiated and led by strong management teams. We believe this is how we can add the most value over the course of an investment cycle, regardless of what happens with interest rates, trade policy, or the broader economy.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective.

REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Growth Index contains those securities of the S&P 500 Index with growth characteristics.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Market Overview

The first half of the fiscal year was analogous to a tale of two cities, with the third quarter of 2018 ending with a bullish surge, which vaulted the Russell 1000 Value Index to an all-time high, followed soon thereafter with a punishing, near bear market swoon of 19% caused by heightened trade war concerns, fading benefits from tax reform and slowing economic and corporate earnings growth. With December 24, 2018 marking the bottom, the market bounced back 24% through the end of July 2019. Most laggards in 2018 posted strong gains during the first quarter of 2019. As the year progressed, defensive sectors such as Utilities and REITs, as well as select companies in the Technology and Consumer Discretionary industries, posted the best returns. Financials companies with interest rate risk, like banks and life insurance companies, have lagged as the 10-year Treasury yield drifted lower over the second half of the fiscal year.

Sector performance over the past twelve months was impacted by factor-based investment strategies as investors avoided sectors with interest rate, trade and regulatory risks. Value stocks continued to underperform growth stocks, partially due to the lack of price discovery attributable to the ongoing rise of passive investments. ETF fund flows propelled the largest of the large cap stocks higher as well. Finally, the scarcity of earnings growth drove investors into an ever-shrinking pool of growth stocks resulting in a crowding effect. While the underperformance of Value in times such as these may feel eternal, we believe that valuation will matter to investors again at some point in the future.

Performance and Highlights:

For the one-year period ended July 31, 2019, the Frost Value Equity Fund (the “Fund”) Institutional Class Shares and Investor Class Shares returned -1.12% and -1.46%, respectively, net of fees and expenses vs the Russell 1000 Value Index benchmark return of 5.20%. Financials and Industrials were positive contributors to the Fund’s total return. However, this was more than offset by weak performance within the remaining sectors. While the Fund continues to broaden sector exposure, stock selection has proved challenging, as the past year has seen several portfolio holdings unduly punished.

To reduce portfolio concentration, the Fund expanded to 51 holdings. This past year we added fourteen new companies and removed five. The new additions included Johnson & Johnson, JP Morgan, Comcast, Merck, Astra Zeneca, Aon, Chubb, PPL, Fox, Anthem, CBOE, KeyCorp, Fidelity National Information, and PVH. Nielsen, Newell, Shire, Skyworks, and Novartis were sold from the portfolio over the past year, in all cases due to company specific issues.

Over the past year the contribution from the new portfolio holdings have been additive to the Fund’s total relative return. We are encouraged by these results. As usual, we remain vigilant to any thesis degradation, and will adjust our positions when prudent.

The Fund begins fiscal 2020 with a portfolio of securities that offer what we think is an excellent potential for the future. We understand that market volatility could result in periods of relative underperformance, but we are optimistic about the long-term potential of our current holdings. Our process systematically selects companies with improving earnings and cash flow. We invest in these companies, expecting they will increase in value as the market place recognizes their enhanced earnings power.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Investment Thesis:

The risk and return investment thesis for mid-capitalization equities as an attractive, lower risk, alternative to small-capitalization stocks is compelling. Strategically mid-cap companies generally have more mature stable business models while having, over time, attractive growth potential.

This past fiscal year, the Russell Midcap Index had a total return of 6.71% compared with the Russell 2000 Small Cap Index delivering a return of -4.42%. Risk/Volatility, as measured by standard deviation of return, was 21.26 for the Russell Midcap Index while higher at 24.85 for the Russell 2000 Small Cap Index.

Investment Process:

Frost Investment Advisor’s management team combines both quantitative rigor with a bottom up approach to fundamental company level research. Our proprietary quantitative analysis screens for attractive relative attributes from the approximately 800 companies that make up the Russell Midcap Index. Quality of balance sheet, valuation measures, and momentum of company fundamentals are all inputs that are quantitatively measured. Our fundamental, company level, research efforts focus on identifying an investment thesis for a potential investment, evaluating the competitive landscape as well as the company’s strategic advantage, the viability of its business model, the strength of the company’s financial condition and the integrity and stewardship of management.

Investment Approach:

A “core” methodology which is diversified across economic sectors while incorporating growth and value style attributes is deployed.

Fiscal 2019 Results:

In keeping with our core methodology and managed risk orientation the Fund’s management team tightened its sector exposure relative to the Russell Midcap Index. Sector variation was constrained to reduce Fund performance volatility. As an example, Information Technology began the year significantly underweighted at 8.66%. The allocation to Tech was purposely increased during the year to 17.66%, which put it more in line with its benchmark, which has the sector at a weight of 17.82%. Conversely Consumer Staples began the year with an overweight of 9.23% and was strategically reduced to 3.91%, more in line with the Midcap index weight of 2.8%.

Stock selection remains a key source of return over time. The Fund’s top five performers included Dollar Tree, Church and Dwight, Hormel Foods, Cincinnati Financial and Analog Devices. The bottom fiver performers included Nordstrom’s, Patterson-UTI Energy, Synovus Financial, Laboratory Corporation, Valvoline and Fluor Corporation.

The Fund slightly underperformed its benchmark, returning 5.67% (Institutional Class Shares) and 5.60% (Investor Class Shares) compared to 6.71% for the Russell Midcap Index. From a risk perspective the Fund had substantially lower volatility as measured by standard deviation of return, with the Fund’s standard deviation ending the period at 17.05, compared to 21.26 for the Russell Midcap Index.

Going Forward:

We continue to believe that Mid-Cap companies are a compelling consideration for use as part of a diversified approach to asset allocation. Our approach to Mid-Cap investing will continue to emphasize our effort to capture the majority of benchmark returns with substantially less volatility and risk.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on February 13, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FIXED INCOME FUNDS

Market Review

U.S. Treasury Securities

The Treasury market produced one of its best twelve-month return periods in many years; yields across the curve reached some of their highest levels in years during the fall of 2018, but as the year came to a close they began a steady and material decline throughout the remainder of the fiscal year, for all maturities except the short-end. The Bloomberg Barclays U.S. Treasury Index returned 7.57% for the one-year period ended July 31, 2019, with returns increasing progressively as maturity profile increased. The very long end of the Treasury curve, representing maturities of twenty-five to thirty years, produced returns just under 15%. The inflation-protected market trailed the nominal Treasury market, as the primary catalysts for this nearly year-long rally in rates was weaker economic growth and concerns around global trade, leading to lower inflation expectations. However, even the Treasury Inflation-Protected Securities (“TIPs”) sector delivered returns of close to 6%. Overall, the U.S. Treasury sector was one of the best performing sectors over the fiscal year.

U.S. Agency Unsecured Securities

For the twelve-month period of the fiscal year, the U.S. Agency sector broadly underperformed both the Bloomberg Barclays U.S. Treasury Index and the Bloomberg Barclays U.S. Aggregate Bond Index, with a return of approximately 7%. However, on a duration adjusted basis the sector outperformed U.S. Treasuries, and continued to benefit from steady but manageable new issuance supply levels.

Residential Mortgage-Backed Securities (“RMBS”)

The RMBS underperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the fiscal, and was one of the worst performing sectors, though returns were solidly in positive territory. The Bloomberg Barclays RMBS Index produced a return of 6.76% for the period, a level that is quite respectable considering the overall interest rate environment, but nonetheless a level below that of the other large U.S. bond market sectors. Within the U.S. Agency RMBS space, the higher coupon 30-year collateral generally outperformed relative to lower coupons and 15-year collateral pools. In the Non-Agency RMBS space returns were diverse across sectors and credit tiers, but generally finished the year with lower returns than the U.S. Agency sector. RMBS underperformed for the most part because of the poor convexity profile of the sector, due to loan prepayments increasing as mortgage rates declined materially in correlation with the drop in Treasury yields.

Asset-Backed Securities (“ABS”)

The Bloomberg Barclays U.S. ABS Index returned 4.86%, and generally outperformed on a duration adjusted basis against U.S. government securities for the twelve-month period ended July 31, 2019. The sector continued to benefit from a steady, manageable, new issuance supply and solid credit fundamentals. The sector continues to display meaningfully lower volatility when compared to the larger Investment Grade (IG) Corporate sector. The primary reason for the sector’s relatively low total return over the past year results from the much lower maturity and interest rate risk profile of the sector.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS turned in one of the best relative performances over the fiscal year ended July 31, 2019, on the heels of the meaningfully decline in Treasury yields and solid credit fundamentals across the CRE industry. The sector saw spreads over U.S. government securities rally (i.e., decline) across the entire credit-rating segments throughout the year. The Bloomberg Barclays U.S. CMBS Index produced returns of 9.15% over the year, with the non-agency conduit segment outperforming the U.S. agency segment by approximately half of one percent, and the “BBB” rating sector bettering the “AAA” rated segment by over three percent; (i.e., total returns of 12.04% and 8.89%, respectively).

Collateralized Loan Obligation (“CLO”)

The CLO sector delivered positive total returns for the fiscal year ended July 31, 2019, but nonetheless generally underperformed every other major sector of the U.S. bond market. The sector saw poor returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index, primarily because there was weaker investor demand for floating rate coupon securities as macroeconomic concerns increased over the period, and expectations that the Federal Reserve would modify its monetary policy stance from a raising rates bias to a decreasing rates scenario. Broadly speaking, spreads over LIBOR increased over the period

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FIXED INCOME FUNDS

across the entire credit sector, with the lower rated areas of “BBB” and “BB” widening the most. The CLO sector did outperform the highly correlated syndicated loan market as the loan sector was negatively affected by the same factors as CLOs, and then on top of that saw significant outflows from ETF investors, which can often be a very volatile investor type.

Investment Grade Corporate Securities (“IG”)

The Bloomberg Barclays U.S. IG Index returned an astonishing 10.42% total return, including a 14.65% return for the longer maturity portion of the index, over the fiscal year ended July 31, 2019. IG was the best performing asset sector across the entire U.S. bond market over the period, as it benefited from both a rally in the U.S. Treasury market and steady credit spreads. New issuance supply also was sizable, but manageable, over the year. Back to spreads, while there were some changes across the various industries over the year, overall IG spreads finished the year largely where they began the year – approximately 110 basis points over government securities. Overall, IG benefitted from a goldilocks scenario over the year, with the macro outlook steadily worsening globally, leading to a significant rally in the Treasury market and falling yields, but the outlook was never poor enough to create any material risk-off momentum in the credit outlook.

High Yield Corporate Securities (“HY”)

The Bloomberg Barclays U.S. HY index returned 6.92% over the fiscal year ended July 31, 2019. Unlike the IG sector, the HY market did see a noticeable performance differential based on the degree of credit risk taken, with the higher risk areas underperforming. The higher quality end of HY, such as the “BB” rated bonds, delivered sizable outperformance, with returns of close to 10%. The “CCC” rated bonds however delivered returns of approximately zero percent, with some of the deep cyclical industries, such as energy, producing negative returns over the year.

Foreign Government Securities

Both the developed market and emerging market government bond markets quietly produced solid returns and generally outperformed. The emerging market sectors certainly saw sizable levels of volatility during the year, with the turmoil mostly focused around specific parts of the globe, such as Turkey and Argentina. However, for the fiscal year ended July 31, 2019, the emerging market government sector returned 11.75% within the Bloomberg Barclays Sovereign Index. The developed market sector in the index returned over 12% for the same period.

Money Market Securities

Money markets had a rather, at least at times, entertaining, year. The Federal Reserve lifted the federal funds rate target on two occasions early in the Funds’ fiscal year, resulting in the rate reaching its highest level in over a decade, only for the Federal Reserve to reverse course in the second half of the fiscal year, and reduce the funds rate due to weakening global economic data and significant concerns over global trade. Overall the average yield on the one month U.S. T-Bill was approximately 2.20%, which represents the highest return on cash in well over a decade.

The Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Bloomberg Barclays Residential Mortgage-Backed Securities (“RMBS”) Index, the Bloomberg Barclays U.S. Asset-Backed Securities (“ABS”) Index, the Bloomberg Barclays U.S. Commercial Mortgage-Backed Securities (“CMBS”) Index, the Bloomberg Barclays U.S. Investment Grade Corporate Securities (“IG”) Index, the Bloomberg Barclays U.S. High Yield Corporate Securities (“HY”) Index, and the Bloomberg Barclays Sovereign Index are components of the Bloomberg Barclays U.S. Aggregate Index.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund Results

During the fiscal year ended July 31, 2019, the Frost Total Return Bond Fund (the “Fund”) produced a return of 5.19% (Institutional Class Shares), 4.83% (Investor Class Shares) and 4.69% (A Class Shares), which was higher than our expected returns based on our pre-year market outlook, due largely to meaningfully better than expected performance in the broader U.S. bond market. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index which produced a return of 8.08%, due to a number of reasons which relate to a defensive interest rate risk strategy the Fund was in throughout the year. The Fund’s overall duration position was less than the benchmark, maintaining its effective duration in a range of 3.0% to 3.75% over the fiscal year, which was lower than the index, which spent the year at a duration closer to 6.0%. This allocation decision detracted from performance relative to the benchmark, as interest rates declined materially over the year. As an example, the yield on the seven-year maturity U.S. Treasury Note moved over the year from a yield of approximately 3% to 1.75%. The Fund also lost relative performance due to a large underweight to the long maturity IG Corporate sector. The excess ten-year maturity portion of IG corporate bonds produced returns of close to 15%. Lastly, as related to interest rate profile, the Fund underperformed because its key rate duration positions were underweight the twenty year maturity bucket and overweight the two to three year maturity bucket. This position underperformed as the U.S. yield curve flattened during the year. The Fund’s best two sectors for the year were the CMBS and U.S. Treasury sectors, both with total returns over 9% for the year. CLO’s and IG and HY Corporates were the worst performing sectors within the Fund for the year, with returns of approximately 3.50% and 2.75%, respectively. The Fund’s poor IG performance was primarily because of the duration profile of the Fund’s holdings, and not credit-related issues. The Fund, as of its fiscal year end on July 31, 2019, had allocations of approximately 19% to Corporates, 16% to U.S. Treasury instruments, 15% to RMBS, 12% to ABS, 15% to CLOs and about 10% to CMBS.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objectives.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

(5)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2019

Credit Rating(1)	Percentage of Total Investments
AAA	21%
AA	7%
A	7%
BBB	14%
BB	3%
B	5%
CCC	2%
Government	16%
Treasuries	16%
Cash	8%
Not Rated	1%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Fund Results

For the fiscal year ended July 31, 2019, the Frost Credit Fund (the “Fund”) returned 4.88% (Institutional Class Shares), 4.62% (Investor Class Shares) and 4.60% (A Class Shares), which underperformed its benchmark, a 50/50 weighting of the Bloomberg Barclays U.S. Credit and the Bloomberg Barclays U.S. Corporate High Yield Bond Indices with a return of 8.55%, because of a defensive interest rate position and asset sector allocations. As respects the interest rate allocation, the Fund maintained its effective duration throughout the fiscal year in a range of between 1.90% to 2.25%, a level which was meaningfully lower than its benchmark. In terms of asset sector allocations, the Fund was overweight the CLO sector, which delivered positive returns of approximately 3.50%, which were good, but materially below other sectors; most notably IG and HY Corporates, which produced returns of over 8%. On average the Fund held a 33% allocation to CLO’s over the fiscal year. The Fund’s best performing sector for the year was the CMBS sector, which returned approximately 11.10%. The Fund also had one individual security holding which materially underperformed as there was a negative credit event.

Diversification does not ensure a profit or guarantee against a loss.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CLO – Collateralized Loan Obligations are a type of asset-backed securities whereby payments from multiple middle market sized business loans pooled together and passed on to bond holders as security collateral. The actual loans used as collateral in a CLO are generally multi-million dollar loans called syndicated loans and are typically originally lent by a bank or other financial institution.

The Bloomberg Barclays U.S. Credit Index is designed to track the performance of a hypothetical buy write strategy on the S&P 500 Index.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Bond Credit Quality as of July 31, 2019

Credit Rating(1)	Percentage of Total Investments
AAA	7%
AA	7%
A	29%
BBB	21%
BB	11%
B	10%
Government	3%
Cash	12%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund Results

During the fiscal year ended July 31, 2019, the Frost Low Duration Bond Fund (the “Fund”) returned 3.52% (Institutional Class Shares) and 3.26% (Investor Class Shares) which underperformed its benchmark – the Bloomberg Barclays U.S. 1-5 Year Government/Credit Index with a return of 5.22%, due primarily to duration positioning and the Fund’s relatively defensive allocation to interest rate risk throughout the year. The Fund maintained its effective duration in a range of 1.0% to 1.50% for the fiscal year, which was lower than the index which spent the year closer to 2.75%. This portfolio allocation decision detracted from performance relative to the benchmark as interest rates declined materially over the fiscal year. As an example, the yield on the three-year maturity U.S. Treasury Note declined from a yield of approximately 2.75% to 1.55% over the year.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Bloomberg Barclays U.S. 1-5 Year Government/Credit Index is comprised of Treasuries, Government related issues, U.S. dollar corporate securities, and specified foreign debentures and secured notes that have remaining maturities of more than one year but less than five years.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2019

Credit Rating(1)	Percentage of Total Investments
AAA	36%
AA	7%
A	10%
BBB	9%
Government	10%
Treasuries	25%
Cash	3%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund Results

During the fiscal year ended July 31, 2019, the Frost Municipal Bond Fund (the “Fund”) returned 5.49% (Institutional Class Shares) and 5.21% (Investor Class Shares) which underperformed its benchmark – the Bloomberg Barclays Municipal Bond Index with a return of 7.31%, due primarily to duration position and the Fund’s relatively defensive allocation to interest rate risk throughout the year. The Fund maintained its effective duration in a range of 3.20% to 3.50% for the fiscal year, which was lower than the benchmark, which spent the year closer to 2.75%. This portfolio allocation decision detracted from performance relative to the benchmark, as interest rates generally declined over the year materially. As an example, the yield on the ten-year maturity tax-exempt “AAA” rated national municipal yield curve declined over the year, from a yield of approximately 2.50% to 1.50%.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market value weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must have minimum credit rating of Baa and must have an outstanding par value of at least $5 million. Bonds must be at least one year from their maturity date.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on August 28, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2019

Credit Rating(1)	Percentage of Total Investments
AAA	25%
AA	34%
A	15%
BBB	9%
BB	5%
B	1%
CC	1%
Cash	9%
Not Rated	1%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK§ — 94.0%

Communication Services — 13.9%

Alphabet, Cl A*	8,254	$10,055,023

Alphabet, Cl C*	7,720	9,392,769

Comcast, Cl A	136,000	5,871,120

Electronic Arts*	51,500	4,763,750

Facebook, Cl A*	61,690	11,982,049

Netflix*	15,000	4,844,850

		46,909,561

Consumer Discretionary — 20.0%

Alibaba Group Holding ADR*	34,500	5,972,295

Amazon.com*	13,921	25,987,444

Booking Holdings*	2,170	4,093,944

Home Depot	53,090	11,344,802

Las Vegas Sands	49,000	2,961,560

O’Reilly Automotive*	8,000	3,046,080

Starbucks	57,550	5,449,410

TJX	83,000	4,528,480

Ulta Salon Cosmetics & Fragrance*	12,000	4,191,000

		67,575,015

Consumer Staples — 1.6%

Costco Wholesale	20,132	5,548,983

Energy — 1.2%

EOG Resources	46,500	3,992,025

Financials — 3.5%

Charles Schwab	66,500	2,874,130

JPMorgan Chase	45,500	5,278,000

Moody’s	17,405	3,730,588

		11,882,718

Description	Shares	Value

Health Care — 14.0%

AbbVie	30,000	$1,998,600

Agilent Technologies	46,700	3,241,447

Becton Dickinson	23,250	5,877,600

Boston Scientific*	165,000	7,005,900

Danaher	45,750	6,427,875

Edwards Lifesciences*	9,500	2,022,075

Humana	17,000	5,044,750

UnitedHealth Group	22,800	5,677,428

Vertex Pharmaceuticals*	24,000	3,998,880

Zoetis, Cl A	51,735	5,943,834

		47,238,389

Industrials — 5.2%

Boeing	15,875	5,416,232

Canadian Pacific Railway	23,540	5,616,409

Fortive	37,000	2,813,850

Union Pacific	20,000	3,599,000

		17,445,491

Information Technology — 30.3%

Adobe*	17,000	5,080,620

Apple	48,396	10,310,284

Autodesk*	23,000	3,591,910

Mastercard, Cl A	58,410	15,903,291

Microsoft	175,500	23,915,385

PayPal Holdings*	52,520	5,798,208

salesforce.com*	55,635	8,595,607

ServiceNow*	23,000	6,379,970

Visa, Cl A	92,600	16,482,800

Workday, Cl A*	32,000	6,399,360

		102,457,435

Materials — 2.7%

Sherwin-Williams	10,000	5,130,400

Vulcan Materials	30,000	4,150,500

		9,280,900

Real Estate — 1.6%

American Tower‡	25,500	5,396,310

Total Common Stock (Cost $168,379,268)		317,726,827

CASH EQUIVALENT — 5.9%

Federated Government Obligations Fund, Cl I, 2.230%** (Cost $19,826,661)	19,826,661	19,826,661

Total Investments — 99.9% (Cost $188,205,929)		$337,553,488

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST GROWTH EQUITY FUND

Percentages are based on Net Assets of $337,884,251.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2019.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

As of July 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2019, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2019, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST VALUE EQUITY FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK§ — 98.1%

Communication Services — 7.0%

Comcast, Cl A	16,155	$697,411

Fox	12,600	470,232

Verizon Communications	12,592	695,960

Walt Disney	1,505	215,230

		2,078,833

Consumer Discretionary — 9.6%

Carnival	13,421	633,874

eBay	14,311	589,470

Las Vegas Sands	6,082	367,596

Lowe’s	5,787	586,802

PVH	4,000	355,680

Sony ADR	5,000	284,300

		2,817,722

Consumer Staples — 2.9%

Ingredion	3,493	269,974

Tyson Foods, Cl A	7,271	578,044

		848,018

Energy — 7.1%

Chevron	5,948	732,259

Occidental Petroleum	9,836	505,177

Royal Dutch Shell ADR, Cl B	7,296	463,077

Valero Energy	4,385	373,821

		2,074,334

Financials — 28.5%

American Express	7,178	892,728

American International Group	11,422	639,518

Description	Shares	Value

Aon	1,518	$287,281

Bank of America	23,621	724,692

Bank of New York Mellon	5,336	250,365

Capital One Financial	6,301	582,338

Cboe Global Markets	4,956	541,740

Chubb	4,726	722,322

Citigroup	5,087	361,991

Fidelity National Financial	17,929	768,796

JPMorgan Chase	8,235	955,260

KeyCorp	31,323	575,404

Nasdaq	6,425	619,177

Wells Fargo	9,232	446,921

		8,368,533

Health Care — 16.7%

AbbVie	3,746	249,558

Anthem	2,495	735,052

AstraZeneca ADR	20,500	889,905

Johnson & Johnson	4,564	594,324

Medtronic	8,913	908,591

Merck	9,135	758,114

Perrigo	3,575	193,086

Roche Holding ADR	17,020	571,021

		4,899,651

Industrials — 10.1%

Delta Air Lines	13,294	811,466

Eaton	8,440	693,684

Johnson Controls International	11,375	482,755

Kansas City Southern	2,466	305,143

Raytheon	2,181	397,574

Union Pacific	1,600	287,920

		2,978,542

Information Technology — 9.6%

Cisco Systems	11,689	647,571

Corning	20,100	618,075

DXC Technology	5,486	305,954

Fidelity National Information Services	4,800	639,600

Microsoft	4,524	616,485

		2,827,685

Materials — 1.4%

DuPont de Nemours	5,734	413,765

Real Estate — 1.7%

Weyerhaeuser‡	19,170	487,110

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST VALUE EQUITY FUND

Description	Shares	Value

Utilities — 3.5%

FirstEnergy	12,747	$560,486

PPL	15,238	451,502

		1,011,988

Total Common Stock (Cost $26,243,102)		28,806,181

CASH EQUIVALENT — 2.3%

Federated Government Obligations Fund, Cl I, 2.230%** (Cost $688,345)	688,345	688,345

Total Investments — 100.4% (Cost $26,931,447)		$29,494,526

Percentages are based on Net Assets of $29,372,114.

**	Rate shown is the 7-day effective yield as of July 31, 2019.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

As of July 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2019, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2019, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST MID CAP EQUITY FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 95.0%

Communication Services — 3.2%

Omnicom Group	850	$68,187

Take-Two Interactive Software*	400	49,008

TripAdvisor*	580	25,607

		142,802

Consumer Discretionary — 12.2%

Advance Auto Parts	300	45,192

Best Buy	634	48,520

Columbia Sportswear	230	24,375

Darden Restaurants	380	46,193

Dollar Tree*	400	40,700

DR Horton	550	25,261

Expedia Group	180	23,893

Garmin	300	23,577

H&R Block	800	22,152

Hilton Worldwide Holdings	230	22,207

Leggett & Platt	600	23,982

MGM Resorts International	800	24,016

Ross Stores	460	48,774

Service International	500	23,070

Thor Industries	410	24,436

Vail Resorts	200	49,304

VF	280	24,469

		540,121

Consumer Staples — 3.9%

Archer-Daniels-Midland	1,100	45,188

Church & Dwight	450	33,948

Description	Shares	Value

Clorox	175	$28,455

Hormel Foods	780	31,972

JM Smucker	300	33,357

		172,920

Energy — 3.7%

Cabot Oil & Gas	950	18,202

Diamondback Energy	460	47,578

Noble Energy	1,600	35,328

Patterson-UTI Energy	2,100	24,423

Williams	1,450	35,728

		161,259

Financials — 11.8%

Cboe Global Markets	600	65,586

Cincinnati Financial	1,000	107,330

Commerce Bancshares	800	48,664

Discover Financial Services	300	26,922

M&T Bank	600	98,550

Progressive	1,500	121,470

Webster Financial	1,000	51,000

		519,522

Health Care — 8.7%

BioMarin Pharmaceutical*	300	23,796

Centene*	900	46,881

Cerner	1,060	75,949

DENTSPLY SIRONA	450	24,503

Immunomedics*	1,800	26,550

Quest Diagnostics	630	64,310

Sage Therapeutics*	400	64,136

Wright Medical Group*	2,000	57,720

		383,845

Industrials — 14.4%

Hexcel	700	57,232

Ingersoll-Rand	400	49,464

JB Hunt Transport Services	500	51,185

L3Harris Technologies*	320	66,432

Macquarie Infrastructure	1,200	49,728

Masco	1,300	53,001

Parker-Hannifin	370	64,780

Republic Services, Cl A	600	53,190

Robert Half International	1,300	78,533

Roper Technologies	120	43,638

Snap-on	450	68,674

		635,857

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST MID CAP EQUITY FUND

Description	Shares	Value

Information Technology — 17.7%

Akamai Technologies*	680	$59,928

Amdocs	850	54,392

Analog Devices	600	70,476

ANSYS*	280	56,874

Autodesk*	230	35,919

Ciena*	1,070	48,385

EPAM Systems*	310	60,075

Fidelity National Information Services	350	46,638

Fiserv*	600	63,258

FLIR Systems	900	44,694

KLA	450	61,344

NetApp	360	21,056

Palo Alto Networks*	160	36,246

Paychex	600	49,830

ServiceNow*	95	26,352

SS&C Technologies Holdings	440	21,098

Workday, Cl A*	125	24,998

		781,563

Materials — 4.5%

Celanese, Cl A	500	56,085

Newmont Goldcorp	1,000	36,520

Packaging Corp of America	500	50,485

Vulcan Materials	400	55,340

		198,430

Real Estate — 9.4%

Apartment Investment & Management, Cl A‡	1,000	49,540

AvalonBay Communities‡	200	41,758

Boston Properties‡	400	53,180

CubeSmart‡	1,400	47,530

Digital Realty Trust‡	400	45,744

Regency Centers‡	700	46,690

SBA Communications, Cl A*‡	120	29,449

Welltower‡	600	49,872

WP Carey‡	600	51,924

		415,687

Utilities — 5.5%

CenterPoint Energy	1,600	46,416

Evergy	700	42,343

FirstEnergy	1,200	52,764

WEC Energy Group	600	51,276

Xcel Energy	800	47,688

		240,487

Total Common Stock (Cost $3,762,341)		4,192,493

Description	Shares	Value
CASH EQUIVALENT — 4.7%

Federated Government Obligations Fund, Cl I, 2.230%** (Cost $207,266)	207,266	$207,266

Total Investments — 99.7% (Cost $3,969,607)		$4,399,759

Percentages are based on Net Assets of $4,413,235.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2019.
‡	Real Estate Investment Trust

Cl — Class

As of July 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2019, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2019, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MORTGAGE-BACKED SECURITIES — 25.3%

Agency Mortgage-Backed Obligation — 10.5%

FHLMC 3.500%, 10/01/47	$24,544,485	$25,322,630
3.093%, VAR ICE LIBOR USD 12 Month+1.620%, 01/01/45	7,963,852	8,084,857
2.358%, VAR ICE LIBOR USD 12 Month+1.650%, 06/01/43	8,789,277	8,803,910

FHLMC REMIC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	14,773,000	15,797,655

FHLMC REMIC, Ser 2011-3898, Cl FC 2.835%, VAR LIBOR USD 1 Month+0.510%, 11/15/36	2,191,964	2,204,417

FHLMC, Ser 2012-293, Cl IO, IO 4.000%, 11/15/32	1,711,082	270,123

FHLMC, Ser 2012-3996, Cl QL 4.000%, 02/15/42	9,034,408	9,880,431

FHLMC, Ser 2012-4029, Cl LI, IO 3.000%, 01/15/27	6,996,156	447,059

Description	Face Amount	Value

FHLMC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	$4,302,668	$180,898

FHLMC, Ser 2012-4077, Cl AI, IO 3.000%, 01/15/27	10,874,545	637,026

FHLMC, Ser 2012-4106, Cl YI, IO 2.500%, 09/15/27	4,072,678	275,361

FHLMC, Ser 2012-4134, Cl BI, IO 2.500%, 11/15/27	12,265,524	805,158

FHLMC, Ser 2012-4136, Cl PI, IO 3.000%, 11/15/32	21,169,630	2,501,535

FHLMC, Ser 2012-4148, Cl LI, IO 2.500%, 12/15/27	7,174,570	481,168

FHLMC, Ser 2013-4213, Cl IG, IO 4.000%, 06/15/43	19,622,990	2,919,828

FHLMC, Ser 2014-4349, Cl KI, IO 3.000%, 04/15/33	12,742,638	1,087,264

FHLMC, Ser 2015-4457, Cl EI, IO 3.500%, 02/15/45	2,267,058	246,013

FHLMC, Ser 2015-4492, Cl MA 4.000%, 07/15/43	3,561,967	3,700,070

FHLMC, Ser 2016-4572, Cl LG 2.500%, 08/15/45	3,228,451	3,242,665

FHLMC, Ser 2017-4655, Cl HA 3.500%, 01/15/42	12,651,037	13,020,070

FHLMC, Ser 2017-4662, Cl VC 3.500%, 08/15/35	5,000,000	5,172,550

FHLMC, Ser 2017-4671, Cl ME 3.000%, 02/15/43	12,726,000	12,802,771

FHLMC, Ser 2017-4675, Cl VE 3.500%, 08/15/37	4,707,000	4,992,830

FHLMC, Ser 2017-4679, Cl HA 4.000%, 06/15/44	6,258,466	6,409,771

FHLMC, Ser 2017-4747, Cl HP 3.500%, 02/15/45	2,631,486	2,714,843

FHLMC, Ser 2018-4773, Cl DM 4.000%, 09/15/42	5,000,000	5,227,789

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

FNMA 5.500%, 04/01/38 to 05/01/44	$8,155,738	$9,112,837
4.714%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.260%, 01/01/38	2,239,577	2,366,135
4.500%, 08/01/41	6,020,560	6,498,508
4.000%, 03/01/47	1,934,001	2,040,722
3.500%, 08/01/46	14,271,451	14,695,267
3.299%, VAR ICE LIBOR USD 12 Month+1.755%, 02/01/42	4,192,911	4,304,935
3.000%, 10/01/32 to 10/01/47	60,440,337	61,058,612
2.817%, VAR ICE LIBOR USD 12 Month+1.700%, 10/01/42	4,508,106	4,564,077

2.710%, 08/01/23	268,540	272,920
2.500%, 11/01/31	17,274,065	17,395,550

FNMA REMIC, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	3,362,881	253,315

FNMA REMIC, Ser 2017-52, Cl DI, IO 4.500%, 07/25/47	17,358,877	2,807,474

FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	1,514,762	272,225

FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	2,380,631	375,140

FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	3,911,440	672,365

FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	3,225,833	533,101

FNMA STRIPS, Ser 2011-407, Cl 2, IO 4.000%, 03/25/41	4,897,586	799,133

FNMA STRIPS, Ser 2015-421, Cl C1, IO 3.000%, 05/25/30	7,943,428	720,949

FNMA, Ser 2010-155, Cl JC 4.000%, 12/25/39	26,943,442	27,934,101

FNMA, Ser 2011-146, Cl AY 3.500%, 01/25/32	5,000,000	5,117,313

FNMA, Ser 2012-31, Cl LI, IO 4.000%, 07/25/40	5,451,448	365,453

FNMA, Ser 2012-410, Cl C5, IO 3.500%, 05/25/27	12,008,692	852,828

FNMA, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	16,474,330	2,140,309

Description	Face Amount	Value

FNMA, Ser 2012-68, Cl GY 3.000%, 07/25/32	$5,000,000	$5,118,502

FNMA, Ser 2013-104, Cl TI, IO 3.000%, 08/25/32	9,387,434	556,541

FNMA, Ser 2013-36, Cl MH 2.500%, 12/25/36	9,108,698	9,104,489

FNMA, Ser 2014-40, Cl GI, IO 3.000%, 06/25/33	11,159,920	1,284,481

FNMA, Ser 2014-59, Cl CI, IO 3.000%, 08/25/40	3,510,257	330,492

FNMA, Ser 2017-4, Cl VD 3.500%, 06/25/37	10,000,000	10,531,583

FNMA, Ser 2017-53, Cl KA 3.500%, 12/25/43	6,707,773	6,879,648

GNMA 2.500%, 11/20/46	36,469,521	36,457,117

GNMA REMIC, Ser 2011-125, Cl BI, IO 4.000%, 12/20/30	4,950,731	213,117

GNMA, Ser 2013-170, Cl QI, IO 5.500%, 11/20/43 (A)	17,769,779	3,949,296

GNMA, Ser 2013-36, Cl GD 3.000%, 03/20/43	2,000,000	2,089,343

GNMA, Ser 2013-42, Cl MI, IO 3.500%, 04/20/41	3,685,294	290,926

GNMA, Ser 2013-62, Cl NI, IO 4.000%, 08/20/40	8,637,639	867,462

GNMA, Ser 2014-151, Cl HI, IO 3.500%, 07/20/39	6,918,410	240,869

GNMA, Ser 2014-32, Cl CI, IO 4.000%, 03/20/43	4,949,467	575,010

GNMA, Ser 2014-44, Cl IO, IO 4.000%, 11/16/26	12,516,258	1,010,654

GNMA, Ser 2015-17, Cl JI, IO 3.500%, 05/20/28	11,779,892	855,301

GNMA, Ser 2016-H14, Cl FA 3.231%, VAR ICE LIBOR USD 1 Month+0.800%, 06/20/66	2,725,670	2,744,022

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

GNMA, Ser 2017-137, Cl DI, IO 3.000%, 02/20/47	$13,948,850	$932,396

GNMA, Ser 53, Cl A 2.250%, 09/16/44	4,728,934	4,659,195

		391,072,405

Commercial Mortgage-Backed Obligation — 11.2%

Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl AJ 6.567%, 02/10/51 (A)	240,943	240,943

Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl B 6.567%, 02/10/51 (A) (B)	4,925,000	3,377,630

BANK, Ser 2017-BNK5, Cl A5 3.390%, 06/15/60	9,000,000	9,477,515

BANK, Ser 2018-BN10, Cl A5 3.688%, 02/15/61	10,000,000	10,724,028

BANK, Ser 2018-BN13, Cl A5 4.217%, 08/15/61 (A)	3,000,000	3,347,297

BANK, Ser 2018-BN14, Cl A3 3.966%, 09/15/60	10,000,000	10,977,789

BANK, Ser 2019-BN16, Cl A4 4.005%, 02/15/52	4,500,000	4,972,325

BBCMS Trust, Ser 2015-STP, Cl D 4.284%, 09/10/28 (A) (B)	5,000,000	5,016,880

Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AJ 5.464%, 01/12/45 (A)	14,150,000	12,540,438

CD Commercial Mortgage Trust, Ser 2017-CD6, Cl ASB 3.332%, 11/13/50	10,000,000	10,397,029

Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl C 4.058%, 06/10/48 (A)	5,000,000	5,004,340

Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A4 3.465%, 09/15/50	5,000,000	5,300,409

Commercial Mortgage Trust, Ser 2012-CR2, Cl C 4.831%, 08/15/45 (A)	1,000,000	1,031,934

Commercial Mortgage Trust, Ser 2012-CR2, Cl D 4.831%, 08/15/45 (A) (B)	224,200	228,117

Description	Face Amount	Value

Commercial Mortgage Trust, Ser 2014-LC15, Cl D 4.987%, 04/10/47 (A) (B)	$9,500,000	$9,594,673

Commercial Mortgage Trust, Ser 2014-UBS6, Cl C 4.458%, 12/10/47 (A)	4,000,000	4,083,288

Commercial Mortgage Trust, Ser 2015-DC1, Cl D 4.343%, 02/10/48 (A) (B)	9,000,000	8,100,000

Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.803%, 02/15/41 (A) (B)	4,107,435	254,661

Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 2.564%, VAR ICE LIBOR USD 1 Month+0.250%, 04/15/37	132,099	123,655

Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX 4.877%, 04/15/37	11,806	11,536

Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl F 5.100%, 08/15/38 (A)	322,220	324,923

CSAIL Commercial Mortgage Trust, Ser 2019-C15, Cl A4 4.053%, 03/15/52	10,000,000	11,007,956

DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.698%, 11/10/46 (A) (B)	1,450,000	1,501,534

Deutsche Bank Commercial Mortgage Trust, Ser 2017-C6, Cl A5 3.328%, 06/10/50	5,000,000	5,235,019

FHLMC Military Housing Bonds Resecuritization Trust Certificates, Ser 2015-R1, Cl C3 8.213%, 11/25/52 (A) (B)	34,968,546	33,664,901

FREMF Mortgage Trust, Ser 2011-K15, Cl B 4.948%, 08/25/44 (A) (B)	4,000,000	4,174,028

FREMF Mortgage Trust, Ser 2012-K21, Cl C 3.935%, 07/25/45 (A) (B)	5,000,000	5,153,197

FREMF Mortgage Trust, Ser 2012-K22, Cl C 3.687%, 08/25/45 (A) (B)	4,500,000	4,597,255

FREMF Mortgage Trust, Ser 2013-K26, Cl C 3.598%, 12/25/45 (A) (B)	5,000,000	5,091,119

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

FREMF Mortgage Trust, Ser 2015-K720, Cl B 3.388%, 07/25/22 (A) (B)	$5,000,000	$5,073,355

FREMF Mortgage Trust, Ser 2015-K720, Cl C 3.388%, 07/25/22 (A) (B)	8,000,000	8,013,032

FREMF Mortgage Trust, Ser 2015-K721, Cl C 3.565%, 11/25/47 (A) (B)	14,000,000	14,180,775

FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (A) (B)	5,000,000	5,101,238

FREMF Mortgage Trust, Ser 2016-K57, Cl C 3.919%, 08/25/49 (A) (B)	7,840,000	7,864,607

FREMF Mortgage Trust, Ser 2017-K67, Cl B 3.944%, 09/25/49 (A) (B)	2,000,000	2,086,831

FREMF Mortgage Trust, Ser 2017-K70, Cl B 3.803%, 12/25/49 (A) (B)	3,403,000	3,514,325

Galton Funding Mortgage Trust, Ser 2019-1, Cl A22 4.000%, 02/25/59 (A) (B)	2,351,136	2,391,947

Galton Funding Mortgage Trust, Ser 2019-2, Cl A21 4.000%, 06/25/59 (A) (B)	20,000,000	20,339,402

GS Mortgage Securities Trust, Ser 2017-G5, Cl AS 3.826%, 03/10/50 (A)	3,500,000	3,728,504

GS Mortgage Securities Trust, Ser 2017-GS6, Cl A3 3.433%, 05/10/50	10,000,000	10,538,169

GS Mortgage Securities Trust, Ser 2017-GS7, Cl A4 3.430%, 08/10/50	5,000,000	5,264,887

GS Mortgage Securities Trust, Ser 2018-GS9, Cl A4 3.992%, 03/10/51 (A)	10,000,000	10,937,268

GS Mortgage Securities Trust, Ser 2019-GC39, Cl A4 3.567%, 05/10/52	4,000,000	4,269,302

GS Mortgage Securities Trust, Ser 2019-GC40, Cl A4 3.160%, 07/10/52	4,000,000	4,132,146

GS Mortgage-Backed Securities Trust, Ser 2019-PJ2, Cl A6 4.000%, 11/25/49 (A) (B)	10,000,000	10,155,850

Homeward Opportunities Fund I Trust, Ser 2019-1, Cl A1 3.454%, 01/25/59 (A) (B)	4,509,630	4,543,138

Description	Face Amount	Value

Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl B 3.380%, 07/10/39 (A) (B)	$2,500,000	$2,582,264

Impact Funding, Ser 2001-AA, Cl C 5.178%, 07/25/33 (A) (B)	178,863	178,272

Impact Funding, Ser 2001-AA, Cl D 5.638%, 07/25/33 (A) (B)	87,994	87,642

JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl C 3.398%, 06/15/49 (A)	3,328,000	3,329,047

JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl AMS 5.337%, 05/15/47	2,431,861	2,238,845

JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AJ 6.384%, 02/15/51 (A)	2,404,145	2,298,002

JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 5.994%, 02/15/51 (A) (B) (D)	111,787	—

JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (A)	617,224	615,113

LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AJ 6.280%, 07/15/40 (A)	1,000,000	1,002,840

LStar Commercial Mortgage Trust, Ser 2014-2, Cl D 5.970%, 01/20/41 (A) (B)	850,442	849,392

LStar Commercial Mortgage Trust, Ser 2016-4, Cl AS 3.188%, 03/10/49 (B)	3,000,000	3,008,277

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C29, Cl C 4.750%, 05/15/49 (A)	2,413,000	2,545,860

Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (A)	132,088	133,592

Morgan Stanley Capital I, Ser 2007-T27, Cl AJ 5.946%, 06/11/42 (A)	7,048,785	7,446,894

Morgan Stanley Capital I, Ser 2007-T27, Cl B 5.946%, 06/11/42 (A) (B)	500,000	530,296

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.375%, 09/15/47 (A) (B)	$2,000,000	$2,072,040

UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.543%, 05/10/45 (A) (B)	9,160,000	9,639,623

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl D 4.891%, 05/10/63 (A) (B)	7,095,000	6,916,762

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl E 4.891%, 05/10/63 (A) (B)	15,339,806	12,392,209

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl C 5.031%, 08/10/49 (A) (B)	3,000,000	3,131,172

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D 4.481%, 12/10/45 (A) (B)	13,384,000	13,130,012

Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl C 4.722%, 01/15/59 (A)	5,000,000	5,234,189

Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl D 3.788%, 01/15/59 (A) (B)	2,000,000	1,852,981

Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, Cl B 4.089%, 06/15/49	5,000,000	5,169,549

Wells Fargo Commercial Mortgage Trust, Ser 2017-C39, Cl A5 3.418%, 09/15/50	3,500,000	3,673,779

Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, Cl A4 3.631%, 01/15/60	3,788,000	4,029,717

Wells Fargo Commercial Mortgage Trust, Ser 2018-AUS, Cl A 4.058%, 08/17/36 (A) (B)	5,000,000	5,473,436

Wells Fargo Commercial Mortgage Trust, Ser 2018-C43, Cl A4 4.012%, 03/15/51 (A)	6,000,000	6,579,671

WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C 4.740%, 03/15/46 (A)	3,000,000	3,162,080

Description	Face Amount	Value

WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D 3.803%, 11/15/47 (A) (B)	$7,310,000	$6,731,114

		413,723,865

Non-Agency Residential Mortgage-Backed Obligation — 3.6%

Arroyo Mortgage Trust, Ser 2018-1, Cl A1 3.763%, 04/25/48 (A) (B)	4,573,145	4,668,733

Arroyo Mortgage Trust, Ser 2019-2, Cl A2 3.498%, 04/25/49 (A) (B)	10,728,163	10,838,660

Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.461%, VAR ICE LIBOR USD 1 Month+2.250%, 02/25/37 (D)	1,000,000	—

CSAIL Mortgage Trust, Ser 2018-CX11, Cl A5 4.033%, 04/15/51	10,000,000	10,927,572

Deephaven Residential Mortgage Trust, Ser 2018-2A, Cl A1 3.479%, 04/25/58 (A) (B)	3,035,443	3,060,173

FirstKey Mortgage Trust, Ser 2015-1, Cl A3 3.500%, 03/25/45 (A) (B)	4,910,722	4,966,367

Flagstar Mortgage Trust, Ser 2018-2, Cl A6 3.500%, 04/25/48 (A) (B)	6,663,873	6,717,561

JPMorgan Mortgage Trust, Ser 2016-4, Cl A3 3.500%, 10/25/46 (A) (B)	1,765,054	1,791,142

JPMorgan Mortgage Trust, Ser 2017-1, Cl A3 3.500%, 01/25/47 (A) (B)	1,884,902	1,910,725

JPMorgan Mortgage Trust, Ser 2019-1, Cl A3 4.000%, 05/25/49 (A) (B)	8,211,374	8,408,548

Sequoia Mortgage Trust, Ser 2013-4, Cl AIO1, IO 0.897%, 04/25/43 (A) (B)	189,772,998	7,257,470

Sequoia Mortgage Trust, Ser 2017-2, Cl A4 3.500%, 02/25/47 (A) (B)	2,994,127	3,046,524

Sequoia Mortgage Trust, Ser 2017-6, Cl A4 3.500%, 09/25/47 (A) (B)	6,000,536	6,094,144

Sequoia Mortgage Trust, Ser 2017-CH1, Cl A2 3.500%, 08/25/47 (A) (B)	2,002,655	2,026,380

Sequoia Mortgage Trust, Ser 2018-3, Cl A4 3.500%, 03/25/48 (A) (B)	3,732,062	3,788,043

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Sequoia Mortgage Trust, Ser 2018-CH4, Cl A2 4.000%, 10/25/48 (A) (B)	$4,284,795	$4,417,643

Sequoia Mortgage Trust, Ser 2019-CH1, Cl A1 4.500%, 03/25/49 (A) (B)	4,222,693	4,340,711

Wells Fargo Mortgage Backed Securities, Ser 2018-1, Cl A7 3.500%, 07/25/47 (A) (B)	6,228,070	6,275,525

Wells Fargo Mortgage Backed Securities Trust, Ser 2019-1, Cl A1 4.000%, 11/25/48 (A) (B)	13,197,763	13,509,151

Wells Fargo Mortgage Backed Securities Trust, Ser 2019-2, Cl A1 4.000%, 04/25/49 (A) (B)	13,178,388	13,464,609

WinWater Mortgage Loan Trust, Ser 2014-1, Cl A1 3.867%, 06/20/44 (A) (B)	3,024,607	3,099,750

WinWater Mortgage Loan Trust, Ser 2014-2, Cl A1 4.000%, 09/20/44 (A) (B)	2,104,180	2,151,688

WinWater Mortgage Loan Trust, Ser 2014-3, Cl A3 3.500%, 11/20/44 (A) (B)	2,657,210	2,703,172

WinWater Mortgage Loan Trust, Ser 2015-2, Cl A11 3.500%, 02/20/45 (A) (B)	3,717,659	3,780,104

WinWater Mortgage Loan Trust, Ser 2015-3, Cl A3 3.500%, 03/20/45 (A) (B)	4,226,716	4,280,201

		133,524,596

Total Mortgage-Backed Securities (Cost $953,170,390)		938,320,866

CORPORATE OBLIGATIONS — 19.5%

Communication Services — 2.1%

AT&T
4.350%, 03/01/29	5,000,000	5,399,720
4.300%, 02/15/30	12,905,000	13,861,603

Frontier Communications 8.500%, 04/15/20	54,892,000	41,443,460

Intelsat Jackson Holdings
8.500%, 10/15/24 (B)	17,575,000	17,532,820
8.000%, 02/15/24 (B)	1,000,000	1,038,850

		79,276,453

Consumer Discretionary — 1.9%

Block Financial 4.125%, 10/01/20	5,000,000	5,076,777

Capitol Investment Merger Sub 2 10.000%, 08/01/24 (B)	3,000,000	3,090,000

Description	Face Amount	Value

Choice Hotels International 5.750%, 07/01/22	$6,348,000	$6,812,293

Ford Motor Credit 4.375%, 08/06/23	2,000,000	2,056,070

General Motors Financial 4.000%, 01/15/25	15,126,000	15,396,291

Jaguar Land Rover Automotive 4.500%, 10/01/27 (B)	6,000,000	4,774,080

L Brands 6.950%, 03/01/33	5,800,000	4,785,000

Lear 5.250%, 01/15/25	1,500,000	1,554,899

McDonald’s MTN 2.625%, 01/15/22	3,000,000	3,025,996

Panther BF Aggregator 2 8.500%, 05/15/27 (B)	8,000,000	8,130,000

Staples 10.750%, 04/15/27 (B)	2,000,000	2,070,000

VistaJet Malta Finance 10.500%, 06/01/24 (B)	15,000,000	14,850,000

		71,621,406

Consumer Staples — 0.0%

Pyxus International 9.875%, 07/15/21	1,000,000	840,000

Energy — 3.1%

Antero Midstream Partners 5.750%, 01/15/28 (B)	15,000,000	14,006,250

Apache 7.750%, 12/15/29	4,138,000	5,241,797

Lukoil International Finance BV 4.563%, 04/24/23	3,000,000	3,143,580

Midcontinent Express Pipeline 6.700%, 09/15/19 (B)	7,678,000	7,713,689

Noble Holding International
6.050%, 03/01/41	13,462,000	7,067,550
4.625%, 03/01/21	20,266,000	18,644,720

NuStar Logistics 6.000%, 06/01/26	1,000,000	1,055,000

Petrobras Global Finance BV 8.750%, 05/23/26	2,000,000	2,512,000

Petroleos Mexicanos 5.350%, 02/12/28	7,000,000	6,433,000

Seadrill New Finance 4.000% cash/ 8.000% PIK, 07/15/25 (B) (C)	14,174,386	13,536,539

Talen Energy Supply 7.250%, 05/15/27 (B)	2,000,000	1,974,240

Teekay 9.250%, 11/15/22 (B)	3,000,000	3,090,000

Transocean
7.250%, 11/01/25 (B)	5,000,000	4,700,000
6.500%, 11/15/20	19,277,000	19,758,925

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Weatherford International 4.500%, 04/15/22 (D)	$8,835,000	$3,909,487

		112,786,777

Financials — 7.0%

Assured Guaranty US Holdings 5.000%, 07/01/24	7,272,000	7,917,995

Bank of Nova Scotia 3.125%, 04/20/21	6,300,000	6,384,797

Barclays MTN 4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/29	2,000,000	2,124,605

Capital One Financial 3.800%, 01/31/28	10,000,000	10,361,981

Commonwealth Bank of Australia NY 2.550%, 03/15/21	10,390,000	10,442,675

Deutsche Bank 7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.003%, 12/29/49	2,000,000	1,847,000

Deutsche Bank NY 3.150%, 01/22/21	85,847,000	85,394,628

Enova International 8.500%, 09/15/25 (B)	15,000,000	14,437,500

Farmers Exchange Capital 7.050%, 07/15/28 (B)	6,075,000	7,395,630

First American Financial 4.300%, 02/01/23	1,000,000	1,031,461

FS KKR Capital 4.625%, 07/15/24	7,000,000	6,980,676

Genworth Holdings 7.625%, 09/24/21	9,650,000	9,987,750

Navient MTN
5.500%, 01/25/23	14,000,000	14,485,800
4.146%, VAR CPI YOY+2.150%, 12/15/20	3,525,000	3,516,187

PNC Bank 3.250%, 01/22/28	5,000,000	5,200,908

Royal Bank of Canada MTN
9.000%, 06/10/20	5,000,000	4,800,000
7.375%, 05/29/20	10,000,000	10,291,049
6.400%, 07/29/20	5,000,000	4,900,000

Royal Bank of Scotland Group 7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.800%, 09/30/67	4,000,000	4,065,000

Societe Generale 5.000%, 01/17/24 (B)	4,025,000	4,294,133

Synchrony Financial
4.500%, 07/23/25	9,905,000	10,478,908
4.375%, 03/19/24	1,000,000	1,053,014
2.700%, 02/03/20	14,155,000	14,152,163

TMX Finance 11.125%, 04/01/23 (B)	12,250,000	11,178,125

Description	Face Amount	Value

Wachovia 6.605%, 10/01/25	$5,650,000	$6,766,494

		259,488,479

Health Care — 0.2%

CHS 8.000%, 11/15/19	8,500,000	8,393,750

Industrials — 2.7%

Burlington Northern Santa Fe 7.290%, 06/01/36	5,000,000	7,170,356

FedEx 3.100%, 08/05/29	12,000,000	11,875,284

Flowserve 4.000%, 11/15/23	1,000,000	1,017,191

General Electric MTN
5.875%, 01/14/38	4,377,000	5,126,420
5.300%, 02/11/21	8,000,000	8,294,310
2.200%, 01/09/20	42,981,000	42,947,935

Great Lakes Dredge & Dock 8.000%, 05/15/22	1,410,000	1,504,752

Hertz
5.875%, 10/15/20	19,728,000	19,733,918
5.500%, 10/15/24 (B)	1,000,000	982,500

		98,652,666

Information Technology — 1.6%

Apple 3.200%, 05/13/25	17,712,000	18,517,130

DynCorp International 10.375% cash/ 1.500% PIK, 11/30/20 (C)	6,999,043	7,016,541

Keysight Technologies 4.550%, 10/30/24	1,000,000	1,065,938

Micron Technology 4.185%, 02/15/27	10,000,000	10,124,239

Motorola Solutions 4.600%, 05/23/29	21,435,000	22,759,391

		59,483,239

Materials — 0.3%

Carpenter Technology 4.450%, 03/01/23	250,000	255,715

First Quantum Minerals
7.250%, 05/15/22 (B)	9,920,000	9,984,976
7.000%, 02/15/21 (B)	1,077,000	1,087,770

		11,328,461

Real Estate — 0.2%

Brookfield Property 5.750%, 05/15/26 (B)	2,000,000	2,075,820

CBL & Associates
5.250%, 12/01/23	4,581,000	3,344,130
4.600%, 10/15/24	2,000,000	1,360,000

		6,779,950

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Sovereign — 0.4%

Andina de Fomento 2.750%, 01/06/23	$5,000,000	$5,018,900

Kreditanstalt fuer Wiederaufbau 2.125%, 01/17/23	10,000,000	10,083,746

		15,102,646

Total Corporate Obligations (Cost $728,250,540)		723,753,827

U.S. TREASURY OBLIGATIONS — 16.7%

U.S. Treasury Inflationary Protection Securities
1.125%, 01/15/21	5,853,450	5,874,314
1.000%, 02/15/46 to 02/15/48	16,869,960	17,956,162
0.875%, 01/15/29	30,426,600	32,072,599

U.S. Treasury Notes
2.875%, 05/15/28	200,000,000	214,109,376
2.375%, 08/15/24 to 05/15/29	170,000,000	174,970,703
2.250%, 11/15/24	75,000,000	76,417,969
1.625%, 05/15/26	25,000,000	24,511,719
1.500%, 08/15/26	25,000,000	24,279,297
1.375%, 02/15/20	50,000,000	49,779,297

U.S. Treasury STRIPS 3.287%, 02/15/46 (E)	2,000,000	986,274

Total U.S. Treasury Obligations (Cost $601,245,307)		620,957,710

COLLATERALIZED LOAN OBLIGATIONS — 14.4%

Apidos Funding RR Subsidiary, Ser 2018-12RR, Cl A 3.833%, VAR ICE LIBOR USD 3 Month+1.530%, 04/15/31 (B)	3,000,000	3,006,120

Apidos XXVIII, Ser 2017-28A, Cl A2 3.678%, VAR ICE LIBOR USD 3 Month+1.400%, 01/20/31 (B)	15,000,000	14,634,570

Avery Point IV, Ser 2017-1A, Cl BR 3.876%, VAR ICE LIBOR USD 3 Month+1.600%, 04/25/26 (B)	7,500,000	7,495,050

BCC Middle Market, Ser 2018-1A, Cl A1A 3.828%, VAR ICE LIBOR USD 3 Month+1.550%, 10/20/30 (B)	12,000,000	11,888,244

Benefit Street Partners IV, Ser 2019-IVA, Cl A1RR 3.528%, VAR ICE LIBOR USD 3 Month+1.250%, 01/20/29 (B)	10,000,000	9,994,920

Benefit Street Partners III, Ser 2017-IIIA, Cl A1R 3.528%, VAR ICE LIBOR USD 3 Month+1.250%, 07/20/29 (B)	15,000,000	15,017,295

Benefit Street Partners III, Ser 2017-IIIA, Cl CR 6.178%, VAR ICE LIBOR USD 3 Month+3.900%, 07/20/29 (B)	2,000,000	1,994,952

Description	Face Amount	Value

Benefit Street Partners III, Ser 2017-IIIA, Cl DR 8.878%, VAR ICE LIBOR USD 3 Month+6.600%, 07/20/29 (B)	$5,000,000	$4,839,710

Benefit Street Partners IV, Ser 2016-IVA, Cl DR 9.528%, VAR ICE LIBOR USD 3 Month+7.250%, 01/20/29 (B)	1,000,000	996,329

Benefit Street Partners VIII, Ser 2018-8A, Cl A1AR 3.378%, VAR ICE LIBOR USD 3 Month+1.100%, 01/20/31 (B)	5,450,000	5,422,548

Benefit Street Partners X, Ser 2016-10A, Cl A1 3.793%, VAR ICE LIBOR USD 3 Month+1.490%, 01/15/29 (B)	4,000,000	4,000,000

Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2 4.103%, VAR ICE LIBOR USD 3 Month+1.800%, 04/17/31 (B)	4,500,000	4,302,977

Carlyle Global Market Strategies, Ser 2018-3A, Cl A1A2 3.483%, VAR ICE LIBOR USD 3 Month+1.180%, 01/14/32 (B)	25,000,000	24,439,950

Carlyle Global Market Strategies, Ser 2018-3A, Cl A2A2 4.153%, VAR ICE LIBOR USD 3 Month+1.850%, 01/14/32 (B)	7,000,000	6,992,881

Carlyle Global Market Strategies, Ser 2018-3RA, Cl A1A 3.306%, VAR ICE LIBOR USD 3 Month+1.050%, 07/27/31 (B)	15,000,000	14,874,270

Carlyle Global Market Strategies, Ser 2018-3RA, Cl A2 3.806%, VAR ICE LIBOR USD 3 Month+1.550%, 07/27/31 (B)	5,750,000	5,660,513

Carlyle Global Market Strategies, Ser 2018-5A, Cl A1RR 3.443%, VAR ICE LIBOR USD 3 Month+1.140%, 07/15/31 (B)	15,845,000	15,782,444

Carlyle Global Market Strategies, Ser 2019-2A, Cl A2A 4.029%, VAR ICE LIBOR USD 3 Month+1.750%, 07/15/32 (B)	10,000,000	10,000,000

CIFC Funding, Ser 2018-1A, Cl A 3.300%, VAR ICE LIBOR USD 3 Month+1.000%, 04/18/31 (B)	10,000,000	9,885,250

CIFC Funding, Ser 2018-1A, Cl C 4.050%, VAR ICE LIBOR USD 3 Month+1.750%, 04/18/31 (B)	2,000,000	1,909,728

Dryden 68, Ser 2019-68A, Cl B 4.081%, VAR ICE LIBOR USD 3 Month+1.740%, 07/15/32 (B)	11,750,000	11,750,000

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Emerson Park, Ser 2017-1A, Cl DR 5.703%, VAR ICE LIBOR USD 3 Month+3.400%, 07/15/25 (B)	$4,500,000	$4,488,602

Fortress Credit Opportunities IX, Ser 2017-9A, Cl A1T 4.068%, VAR ICE LIBOR USD 3 Month+1.550%, 11/15/29 (B)	21,000,000	20,898,738

Galaxy XXI, Ser 2015-21A, Cl AR 3.298%, VAR ICE LIBOR USD 3 Month+1.020%, 04/20/31 (B)	5,000,000	4,942,600

GoldenTree Credit Opportunities Financing, Ser 2018-1A, Cl A1R 4.090%, VAR ICE LIBOR USD 3 Month+1.680%, 06/15/34 (B)	15,000,000	14,992,095

GoldentTree Loan Management US, Ser 2017-1A, Cl A 3.498%, VAR ICE LIBOR USD 3 Month+1.220%, 04/20/29 (B)	17,000,000	17,029,002

Golub Capital Partners 34M, Ser 2019-34A, Cl AR 4.245%, VAR ICE LIBOR USD 3 Month+1.700%, 03/14/31 (B)	7,000,000	6,993,000

Golub Capital Partners, Ser 2017-17A, Cl A1R 3.926%, VAR ICE LIBOR USD 3 Month+1.650%, 10/25/30 (B)	9,000,000	8,997,534

Golub Capital Partners, Ser 2017-19RA, Cl A1A 3.567%, VAR ICE LIBOR USD 3 Month+1.300%, 07/26/29 (B)	20,000,000	19,969,560

Golub Capital Partners, Ser 2017-21A, Cl AR 3.746%, VAR ICE LIBOR USD 3 Month+1.470%, 01/25/31 (B)	11,000,000	10,885,369

Golub Capital Partners, Ser 2017-21A, Cl CR 4.726%, VAR ICE LIBOR USD 3 Month+2.450%, 01/25/31 (B)	2,000,000	1,877,152

Golub Capital Partners, Ser 2017-22A, Cl AR 3.458%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/31 (B)	9,000,000	8,917,830

Golub Capital Partners, Ser 2017-23A, Cl AR 3.478%, VAR ICE LIBOR USD 3 Month+1.200%, 01/20/31 (B)	20,000,000	19,853,560

Golub Capital Partners, Ser 2017-23A, Cl BR 3.828%, VAR ICE LIBOR USD 3 Month+1.550%, 01/20/31 (B)	4,000,000	3,892,316

Description	Face Amount	Value

Golub Capital Partners, Ser 2017-24A, Cl AR 4.165%, VAR ICE LIBOR USD 3 Month+1.600%, 11/05/29 (B)	$9,500,000	$9,495,221

Golub Capital Partners, Ser 2017-24A, Cl DR 6.465%, VAR ICE LIBOR USD 3 Month+3.900%, 11/05/29 (B)	3,000,000	2,868,339

Golub Capital Partners, Ser 2018-26A, Cl BR 3.828%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/31 (B)	4,000,000	3,889,584

Golub Capital Partners, Ser 2018-36A, Cl A 3.865%, VAR ICE LIBOR USD 3 Month+1.300%, 02/05/31 (B)	11,000,000	10,857,000

LCM Loan Income Fund I Income Note Issuer, Ser 2018-27A, Cl A1 3.402%, VAR ICE LIBOR USD 3 Month+1.080%, 07/16/31 (B)	13,000,000	12,887,368

LCM XXII, Ser 2016-22A, Cl A1 3.758%, VAR ICE LIBOR USD 3 Month+1.480%, 10/20/28 (B)	6,200,000	6,210,081

MCF IV, Ser 2017-1A, Cl AR 3.828%, VAR ICE LIBOR USD 3 Month+1.550%, 10/20/29 (B)	10,000,000	9,995,420

MCF IV, Ser 2017-1A, Cl CR 4.928%, VAR ICE LIBOR USD 3 Month+2.650%, 10/20/29 (B)	3,000,000	2,942,994

NewStar Berkeley Fund, Ser 2019-1A, Cl AR 3.876%, VAR ICE LIBOR USD 3 Month+1.600%, 10/25/28 (B)	5,000,000	4,997,460

NXT Capital, Ser 2017-1A, Cl A 3.978%, VAR ICE LIBOR USD 3 Month+1.700%, 04/20/29 (B)	9,000,000	9,003,321

Oak Hill Credit Partners X-R, Ser 2018-10RA, Cl B 4.028%, VAR ICE LIBOR USD 3 Month+1.750%, 12/12/30 (B)	8,000,000	7,958,544

Oak Hill Credit Partners X-R, Ser 2018-10RA, Cl C 4.478%, VAR ICE LIBOR USD 3 Month+2.200%, 12/12/30 (B)	5,100,000	5,013,310

Oaktree EIF II, Ser 2017-IIIA, Cl A2 3.753%, VAR ICE LIBOR USD 3 Month+1.450%, 07/17/29 (B)	7,250,000	7,262,912

Oaktree Ltd, Ser 2019-3A, Cl B 4.158%, VAR ICE LIBOR USD 3 Month+2.000%, 07/20/31 (B)	13,500,000	13,500,000

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Octagon Investment Partners XX, Ser 2019-4A, Cl B 4.435%, VAR ICE LIBOR USD 3 Month+1.900%, 05/12/31 (B)	$9,500,000	$9,490,367

OHA Credit Partners VII, Ser 2016-7A, Cl DR 6.720%, VAR ICE LIBOR USD 3 Month+4.200%, 11/20/27 (B)	6,500,000	6,487,559

OZLM Funding IV, Ser 2017-4A, Cl A2R 3.978%, VAR ICE LIBOR USD 3 Month+1.700%, 10/22/30 (B)	5,000,000	4,980,845

OZLM XVI, Ser 2017-16A, Cl A1 3.785%, VAR ICE LIBOR USD 3 Month+1.260%, 05/16/30 (B)	10,000,000	10,019,270

Parallel, Ser 2015-1A, Cl AR 3.128%, 07/20/27	4,000,000	3,986,520

Parallel, Ser 2017-1A, Cl A1 3.588%, VAR ICE LIBOR USD 3 Month+1.310%, 07/20/29 (B)	8,500,000	8,496,804

Race Point IX, Ser 2017-9A, Cl BR 4.453%, VAR ICE LIBOR USD 3 Month+2.150%, 10/15/30 (B)	1,000,000	964,950

Sudbury Mill, Ser 2013-1A, Cl E 7.053%, VAR ICE LIBOR USD 3 Month+4.750%, 01/17/26 (B)	1,500,000	1,437,799

Thayer Park, Ser 2017-1A, Cl B 4.628%, VAR ICE LIBOR USD 3 Month+2.350%, 04/20/29 (B)	9,500,000	9,507,372

Venture 37, Ser 2019-37A, Cl BN 4.283%, VAR ICE LIBOR USD 3 Month+1.900%, 07/15/32 (B)	10,000,000	9,955,090

Venture XIX, Ser 2018-19A, Cl ARR 3.563%, VAR ICE LIBOR USD 3 Month+1.260%, 01/15/32 (B)	19,250,000	19,148,726

Zais, Ser 2017-1A, Cl A2 3.803%, VAR ICE LIBOR USD 3 Month+1.500%, 07/15/29 (B)	10,000,000	9,997,710

Zais, Ser 2018-1A, Cl B 3.753%, VAR ICE LIBOR USD 3 Month+1.450%, 04/15/29 (B)	5,000,000	4,919,785

Total Collateralized Loan Obligations (Cost $537,701,330)		534,899,460

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 11.8%

Automotive — 8.1%

Ally Auto Receivables Trust, Ser 2019-2, Cl A2 2.340%, 06/15/22	$2,450,000	$2,450,045

American Credit Acceptance Receivables Trust, Ser 2016-2, Cl D 8.150%, 01/12/23 (B)	3,250,000	3,291,945

American Credit Acceptance Receivables Trust, Ser 2016-3, Cl C 4.260%, 08/12/22 (B)	2,971,831	2,992,541

American Credit Acceptance Receivables Trust, Ser 2017-1, Cl E 5.440%, 03/13/24 (B)	1,000,000	1,025,739

American Credit Acceptance Receivables Trust, Ser 2017-3, Cl C 2.720%, 06/10/22 (B)	1,914,803	1,916,334

American Credit Acceptance Receivables Trust, Ser 2017-3, Cl E 5.170%, 06/10/24 (B)	2,180,000	2,220,633

American Credit Acceptance Receivables Trust, Ser 2018-1, Cl B 3.160%, 11/10/21 (B)	2,248,550	2,250,199

American Credit Acceptance Receivables Trust, Ser 2018-1, Cl D 3.930%, 04/10/24 (B)	4,200,000	4,259,090

American Credit Acceptance Receivables Trust, Ser 2018-4, Cl D 4.400%, 01/13/25 (B)	17,605,000	18,132,965

American Credit Acceptance Receivables Trust, Ser 2019-1, Cl C 3.500%, 04/14/25 (B)	4,600,000	4,664,918

AmeriCredit Automobile Receivables Trust, Ser 2017-2, Cl D 3.420%, 04/18/23	8,570,000	8,677,224

Canadian Pacer Auto Receivables Trust, Ser 2019-1A, Cl A4 2.960%, 06/19/24 (B)	5,000,000	5,082,991

CarFinance Capital Auto Trust, Ser 2015-1A, Cl D 4.660%, 06/15/21 (B)	3,370,000	3,376,381

CarMax Auto Owner Trust, Ser 2016-4, Cl D 2.910%, 04/17/23	3,500,000	3,504,581

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

CarMax Auto Owner Trust, Ser 2017-3, Cl D 3.460%, 10/16/23	$5,250,000	$5,309,003

Carnow Auto Receivables Trust, Ser 2017-1A, Cl C 5.750%, 10/16/23 (B)	2,000,000	2,028,285

Carvana Auto Receivables Trust, Ser 2019-1A, Cl E 5.640%, 01/15/26 (B)	5,000,000	5,145,968

Carvana Auto Receivables Trust, Ser 2019-2A, Cl B 2.740%, 12/15/23 (B)	7,000,000	7,007,344

CPS Auto Receivables Trust, Ser 2014-C, Cl D 4.830%, 08/17/20 (B)	1,000,000	1,002,595

CPS Auto Receivables Trust, Ser 2014-D, Cl E 6.210%, 02/15/22 (B)	4,000,000	4,017,986

CPS Auto Receivables Trust, Ser 2015-C, Cl E 6.540%, 08/16/21 (B)	1,750,000	1,797,463

CPS Auto Receivables Trust, Ser 2016-A, Cl E 7.650%, 12/15/21 (B)	6,000,000	6,334,650

CPS Auto Receivables Trust, Ser 2016-A, Cl F 7.650%, 03/15/23 (B)	10,540,000	10,830,439

CPS Auto Receivables Trust, Ser 2016-B, Cl C 4.220%, 03/15/22 (B)	2,648,063	2,663,238

CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (B)	6,500,000	6,933,280

CPS Auto Receivables Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (B)	8,000,000	8,368,564

CPS Auto Receivables Trust, Ser 2017-B, Cl D 3.950%, 03/15/23 (B)	3,500,000	3,537,443

CPS Auto Receivables Trust, Ser 2019-B, Cl F 7.480%, 06/15/26 (B)	6,055,000	6,133,660

Drive Auto Receivables Trust, Ser 2016-BA, Cl D 4.530%, 08/15/23 (B)	1,877,878	1,903,595

Drive Auto Receivables Trust, Ser 2018-1, Cl D 3.810%, 05/15/24	7,835,000	7,949,015

DT Auto Owner Trust, Ser 2016-4A, Cl E 6.490%, 09/15/23 (B)	3,520,000	3,645,191

DT Auto Owner Trust, Ser 2017-2A, Cl E 6.030%, 01/15/24 (B)	2,750,000	2,859,120

Description	Face Amount	Value

Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (B)	$12,000,000	$12,036,994

Exeter Automobile Receivables Trust, Ser 2015-3A, Cl D 6.550%, 10/17/22 (B)	5,000,000	5,129,287

Exeter Automobile Receivables Trust, Ser 2016-1A, Cl C 5.520%, 10/15/21 (B)	2,073,427	2,088,605

Exeter Automobile Receivables Trust, Ser 2017-1A, Cl B 3.000%, 12/15/21 (B)	2,696,358	2,698,478

Exeter Automobile Receivables Trust, Ser 2018-1A, Cl D 3.530%, 11/15/23 (B)	5,500,000	5,577,688

Exeter Automobile Receivables Trust, Ser 2019-3A, Cl C 2.790%, 05/15/24 (B)	7,000,000	6,993,009

First Investors Auto Owner Trust, Ser 2019-1A, Cl D 3.550%, 04/15/25 (B)	1,700,000	1,725,402

Flagship Credit Auto Trust, Ser 2015-1, Cl D 5.260%, 07/15/21 (B)	5,190,000	5,235,072

Flagship Credit Auto Trust, Ser 2015-1, Cl E 5.990%, 07/15/22 (B)	3,000,000	3,022,525

Flagship Credit Auto Trust, Ser 2015-3, Cl D 7.120%, 11/15/22 (B)	5,000,000	5,200,498

Flagship Credit Auto Trust, Ser 2016-1, Cl D 8.590%, 05/15/23 (B)	15,380,000	16,260,302

Flagship Credit Auto Trust, Ser 2016-3, Cl D 3.890%, 11/15/22 (B)	5,000,000	5,062,499

Flagship Credit Auto Trust, Ser 2018-2, Cl C 3.890%, 09/16/24 (B)	11,286,000	11,611,208

Ford Credit Auto Owner Trust, Ser 2018-A, Cl A 3 3.030%, 11/15/22	7,000,000	7,063,739

Ford Credit Auto Owner Trust, Ser 2019-A, Cl B 3.020%, 10/15/24	15,000,000	15,278,772

Foursight Capital Automobile Receivables Trust, Ser 2017-1, Cl C 3.470%, 12/15/22 (B)	2,200,000	2,214,720

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Foursight Capital Automobile Receivables Trust, Ser 2018-2, Cl D 4.330%, 07/15/24 (B)	$4,650,000	$4,800,159

GLS Auto Receivables Trust, Ser 2016-1A, Cl D 9.130%, 01/18/22 (B)	7,075,000	7,525,605

GM Financial Consumer Automobile Receivables Trust, Ser 2019-3, Cl B 2.320%, 12/16/24	2,250,000	2,249,770

MelTel Land Funding, Ser 2019-1A, Cl B 4.701%, 04/15/49 (B)	1,300,000	1,328,926

OSCAR US Funding Trust V, Ser 2016-2A, Cl A4 2.990%, 12/15/23 (B)	14,591,000	14,662,148

Prestige Auto Receivables Trust, Ser 2019-1A, Cl C 2.700%, 10/15/24 (B)	4,000,000	4,001,994

United Auto Credit Securitization Trust, Ser 2018-1, Cl E 4.840%, 08/10/23 (B)	5,000,000	5,096,497

Westlake Automobile Receivables Trust, Ser 2017-1A, Cl D 3.460%, 10/17/22 (B)	3,043,000	3,055,610

		301,231,932

Credit Cards — 0.6%

Fortiva Retail Credit Master Note Business Trust, Ser 2018-ONE, Cl A 5.540%, 11/15/23 (B)	13,000,000	13,265,519

Synchrony Card Funding, Ser 2019-A2, Cl A 2.340%, 06/15/25	2,000,000	1,999,855

World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A 2.030%, 04/15/25	6,000,000	5,964,045

		21,229,419

Other Asset-Backed Securities — 2.3%

321 Henderson Receivables I, Ser 2010-2A, Cl B 7.450%, 01/15/50 (B)	2,516,886	2,756,719

321 Henderson Receivables I, Ser 2012-1A, Cl B 7.140%, 02/15/67 (B)	760,959	921,930

321 Henderson Receivables I, Ser 2012-2A, Cl B 6.770%, 10/17/61 (B)	1,979,467	2,151,289

Business Jet Securities, Ser 2018-2, Cl A 4.447%, 06/15/33 (B)	5,786,901	5,834,591

Description	Face Amount	Value

Business Jet Securities, Ser 2018-2, Cl C 6.656%, 06/15/33 (B)	$2,279,627	$2,310,866

CFG Investments, Ser 2019-1, Cl A 5.560%, 08/15/29 (B)	7,800,000	7,777,409

Credibly Asset Securitization, Ser 2018-1A, Cl A 4.800%, 11/15/23 (B)	6,000,000	6,168,399

Credibly Asset Securitization, Ser 2018-1A, Cl C 6.760%, 11/15/23 (B)	5,201,000	5,313,230

Harley Marine Financing, Ser 2018-1A, Cl A2 5.682%, 05/15/43 (B)	10,937,989	9,093,100

Harley Marine Financing, Ser 2018-1A, Cl B 7.869%, 05/15/43 (B) (F)	6,000,000	1,957,800

Harvest SBA Loan Trust, Ser 2018-1, Cl A 4.516%, VAR ICE LIBOR USD 1 Month+2.250%, 08/25/44 (B)	6,808,751	6,825,861

Kabbage Funding, Ser 2019-1, Cl A 3.825%, 03/15/24 (B)	9,600,000	9,682,881

Orange Lake Timeshare Trust, Ser 2019-A, Cl C 3.610%, 04/09/38 (B)	4,751,255	4,800,271

Sapphire Aviation Finance I, Ser 2018-1A, Cl B 5.926%, 03/15/40 (B)	2,633,335	2,755,559

SFS Asset Securitization, Ser 2018-1, Cl A 4.793%, 05/15/23 (B)	5,500,000	5,539,077

Stack Infrastructure Issuer Series, Ser 2019-1A, Cl A2 4.540%, 02/25/44 (B)	3,585,000	3,724,063

TAL Advantage V, Ser 2014-3A, Cl B 4.150%, 11/21/39 (B)	3,920,000	3,824,947

Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	2,995,483	3,151,590

Triton Container Finance V, Ser 2018-1A, Cl A 3.950%, 03/20/43 (B)	2,600,000	2,635,734

		87,225,316

Student Loan — 0.8%

Brazos Student Finance, Ser 2009-1, Cl B 4.849%, VAR ICE LIBOR USD 3 Month+2.500%, 12/27/39	5,000,000	4,649,385

College Ave Student Loans, Ser 2018-A, Cl A1 3.466%, VAR ICE LIBOR USD 1 Month+1.200%, 12/26/47 (B)	3,639,151	3,637,437

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1 2.550%, 05/25/41 (B)	$5,942,662	$5,932,481

Nelnet Student Loan Trust, Ser 2013-3A, Cl B 3.766%, VAR ICE LIBOR USD 1 Month+1.500%, 07/25/47 (B)	10,000,000	9,861,540

SLM Student Loan Trust, Ser 2012-7, Cl B 4.066%, VAR ICE LIBOR USD 1 Month+1.800%, 09/25/43	5,000,000	4,949,930

		29,030,773

Total Asset-Backed Securities (Cost $436,101,570)		438,717,440

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.0%

FFCB
3.460%, 10/24/23	10,000,000	10,025,520
3.270%, 06/26/34	20,000,000	20,001,451
3.000%, 07/29/32	5,500,000	5,500,079
2.920%, 04/29/26	5,635,000	5,708,295
2.770%, 07/24/28	10,000,000	10,001,714

FHLB
3.500%, 10/30/30	11,840,000	11,851,524
2.625%, 04/15/24	5,000,000	5,009,007
2.200%, 06/28/24	15,000,000	14,960,983
2.050%, 12/06/21	1,350,000	1,347,538

FHLMC
2.220%, 05/16/22	6,000,000	6,000,090
1.125%, 08/12/21	1,000,000	983,927

FNMA, Ser 2019-44, Cl CI, IO 4.000%, 08/25/59	16,332,821	2,985,844

FNMA
2.875%, 10/30/20	5,000,000	5,051,869
2.250%, 10/30/24	10,000,000	10,146,618

Total U.S. Government Agency Obligations (Cost $109,224,258)		109,574,459

MUNICIPAL BONDS — 1.5%

Allentown, Neighborhood Improvement Zone Development Authority, Ser B, RB 5.220%, 05/01/20	2,425,000	2,428,589

California State, Build America Bonds, GO Callable 03/01/20 @ 100 7.950%, 03/01/36	3,000,000	3,097,680

Dallas County, Schools Taxable Public Property Finance, GO (D)
3.450%, 06/01/22	1,214,550	1,198,457
3.200%, 06/01/21	1,218,588	1,202,442

Description	Face Amount	Value

Dallas County, Schools Tax, GO (D)
4.000%, 06/01/49	$1,168,142	$1,152,665
3.000%, 06/01/49	723,226	713,643

GDB Debt Recovery Authority of Puerto Rico, RB 7.500%, 08/20/40	8,335,059	6,220,038

Hidalgo County, Build America Bonds, GO, AGC Callable 08/15/19 @ 100 6.006%, 08/15/29	500,000	500,705

Illinois State, Build America Bonds, GO 7.350%, 07/01/35	3,000,000	3,586,620

Mission, Economic Development, RB Callable 12/01/20 @ 100
10.875%, 12/01/28 (D) (F)	3,315,000	33,150
9.750%, 12/01/25 (D) (F)	3,045,000	30,450
8.550%, 12/01/21 (D) (F)	2,125,000	1,626,602

North Texas, Tollway Authority, Build America Bonds, RB, Pre-Refunded @ 100 8.910%, 02/01/30	16,540,000	17,087,970

Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB Callable 05/15/20 @ 100 8.000%, 05/15/29	5,000,000	5,141,450

San Juan, Higher Education Finance Authority, RB Callable 08/15/20 @ 100 8.250%, 08/15/29	4,400,000	4,588,452

Texas State, Public Finance Authority Charter School, Charter Education New Frontiers, Ser Q, RB Callable 08/15/20 @ 100 8.750%, 08/15/27	1,185,000	1,214,649

Texas State, Public Finance Authority Charter School, Ser 2010-Q, RB 8.125%, 02/15/27	1,900,000	2,344,315

University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	3,000,000	3,781,500

Total Municipal Bonds (Cost $60,294,073)		55,949,377

SOVEREIGN DEBT — 0.7%

Argentine Republic Government International Bond 6.875%, 01/11/48	9,202,000	6,956,712

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

Description	Face Amount/ Shares	Value

Brazilian Government International Bond 4.625%, 01/13/28	$2,000,000	$2,118,020

Kenya Government International Bond
7.250%, 02/28/28 (B)	3,000,000	3,120,456
7.250%, 02/28/28	1,000,000	1,040,152

Mexico Government International Bond
4.500%, 04/22/29	500,000	532,500
3.625%, 03/15/22	1,000,000	1,028,010

Oman Government International Bond 6.500%, 03/08/47 (B)	2,000,000	1,846,556

Turkey Government International Bond
6.125%, 10/24/28	1,000,000	965,000
4.250%, 04/14/26	1,000,000	890,960

Ukraine Government International Bond
7.750%, 09/01/20	2,000,000	2,062,360
7.750%, 09/01/19	6,000,000	6,010,080

Total Sovereign Debt (Cost $26,053,293)		26,570,806

COMMON STOCK — 0.0%

Energy — 0.0%

Seadrill Ltd.*	206,695	825,679

Seadrill Ltd.	39,323	161,224

Total Common Stock (Cost $536,742)		986,903

COMMERCIAL PAPER — 0.5%

Ford Motor Credit 2.770%, 09/23/19 (E)	$20,000,000	19,914,500

Total Commercial Paper (Cost $19,919,028)		19,914,500

CASH EQUIVALENT — 0.1%

Federated Government Obligations Fund, Cl I, 2.230%** (Cost $3,311,587)	3,311,587	3,311,587

REPURCHASE AGREEMENTS (G) — 7.3%

KGS-Alpha Capital Markets*** 2.500%, dated 07/31/19, to be repurchased on 08/01/19, repurchase price $130,009,028 (collateralized by various FMAC/FNMA/GNMA/SBA obligations, par value $1 - $144,515,795, 0.000% - 6.390%, 04/25/22 - 09/20/68, with total market value of $144,761,295)	$130,000,000	130,000,000

Description	Face Amount	Value

KGS-Alpha Capital Markets*** 2.470%, dated 07/31/19, to be repurchased on 08/01/19, repurchase price $120,008,233 (collateralized by various FMAC/FNMA/GNMA obligations, par value $1,055 - $86,419,050, 0.000% - 1,009.500%, 10/15/21 - 08/25/49, with total market value of $123,716,347)	$120,000,000	$120,000,000

KGS-Alpha Capital Markets*** 2.460%, dated 07/01/19, to be repurchased on 08/01/19, repurchase price $10,021,183 (collateralized by various FMAC/FNMA/GNMA/SBA obligations, par value $1 - $30,291,321, 0.000% - 6.250%, 04/25/22 - 11/20/66, with total market value of $10,604,298)	10,000,000	10,000,000

KGS-Alpha Capital Markets*** 2.470%, dated 07/08/19, to be repurchased on 08/01/19, repurchase price $10,016,467 (collateralized by various FMAC/FNMA/GNMA/SBA obligations, par value $5 - $134,745,440, 0.000% - 13.356%, 08/25/28 - 09/20/68, with total market value of $10,592,658)	10,000,000	10,000,000

Total Repurchase Agreements (Cost $270,000,000)		270,000,000

Total Investments — 100.8% (Cost $3,745,808,118)		$3,742,956,935

Percentages are based on Net Assets of $3,712,681,378.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2019.
***	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2019 was $1,428,965,761 and represents 38.5% of Net Assets.

(C)	Distributions are paid-in-kind.
(D)	Security in default on interest payments.
(E)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time of purchase.
(F)	Level 3 security in accordance with fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST TOTAL RETURN BOND FUND

(G)	Tri-Party Repurchase Agreement.
AGC	— Assured Guaranty Corporation

Cl — Class

CPI YOY — Consumer Price Index Year Over Year

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Freddie Mac

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount

LIBOR — London Interbank Offered Rate

Ltd. — Limited

MTN — Medium Term Note

PIK — Payment-in-Kind

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

SBA — Small Business Administration

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

USD — U.S. Dollar

VAR — Variable

The following is a list of the level of inputs used as of July 31, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Mortgage-Backed Securities	$—	$938,320,866	$—	$938,320,866
Corporate Obligations	—	723,753,827	—	723,753,827
U.S. Treasury Obligations	620,957,710	—	—	620,957,710
Collateralized Loan Obligations	—	534,899,460	—	534,899,460
Asset-Backed Securities	—	436,759,640	1,957,800	438,717,440
U.S. Government Agency Obligations	—	109,574,459	—	109,574,459
Municipal Bonds	—	54,259,175	1,690,202	55,949,377
Sovereign Debt	—	26,570,806	—	26,570,806
Common Stock	986,903	—	—	986,903
Commercial Paper	—	19,914,500	—	19,914,500
Cash Equivalent	3,311,587	—	—	3,311,587
Repurchase Agreements	—	270,000,000	—	270,000,000

Total Investments in Securities	$625,256,200	$3,114,052,733	$3,648,002	$3,742,956,935

(1)

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended July 31, 2019, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST CREDIT FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
CORPORATE OBLIGATIONS — 28.5%

Communication Services — 2.6%

AT&T 4.300%, 02/15/30	$2,639,000	$2,834,620

Frontier Communications 8.500%, 04/15/20	1,000,000	755,000

Gogo Intermediate Holdings 9.875%, 05/01/24 (A)	375,000	387,199

Sprint 7.875%, 09/15/23	1,500,000	1,672,500

		5,649,319

Consumer Discretionary — 8.8%

Beazer Homes USA 8.750%, 03/15/22	1,500,000	1,553,730

Dillard’s 7.000%, 12/01/28	500,000	545,675

Expedia 3.800%, 02/15/28	2,000,000	2,054,078

Fresenius Medical Care US Finance II 4.750%, 10/15/24 (A)	400,000	426,741

Guanay Finance 6.000%, 12/15/20 (A)	166,364	168,860

INVISTA Finance 4.250%, 10/15/19 (A)	3,260,000	3,264,890

Jaguar Land Rover Automotive 4.500%, 10/01/27 (A)	2,000,000	1,591,360

L Brands 6.950%, 03/01/33	1,867,000	1,540,275

Description	Face Amount	Value

Neiman Marcus Group 8.000%, 10/25/24 (A)	$373,000	$158,525

Panther BF Aggregator 2 8.500%, 05/15/27 (A)	3,000,000	3,048,750

Staples 10.750%, 04/15/27 (A)	1,500,000	1,552,500

Twin River Worldwide Holdings 6.750%, 06/01/27 (A)	1,000,000	1,042,500

Under Armour 3.250%, 06/15/26	2,000,000	1,933,797

		18,881,681

Energy — 2.9%

Cimarex Energy 4.375%, 06/01/24	1,000,000	1,053,878

Murphy Oil 6.875%, 08/15/24	2,000,000	2,095,440
5.750%, 08/15/25	1,000,000	1,025,000

ONEOK 7.500%, 09/01/23	1,704,000	1,989,242

		6,163,560

Financials — 5.5%

Barclays 4.375%, 09/11/24	1,500,000	1,539,271

Credit Acceptance 6.125%, 02/15/21	1,100,000	1,102,750

Credit Suisse Group 4.282%, 01/09/28 (A)	500,000	528,944

Credit Suisse Group Funding Guernsey 3.750%, 03/26/25	1,000,000	1,041,173

Deutsche Bank MTN 4.296%, VAR USD Swap Semi 30/360 5 Yr Curr+2.248%, 05/24/28	500,000	463,947

Deutsche Bank NY 3.950%, 02/27/23	1,000,000	1,008,589

HSBC Holdings 6.500%, 09/15/37	1,500,000	1,976,744

Lloyds Banking Group 4.500%, 11/04/24	500,000	519,660

UBS 5.125%, 05/15/24	1,500,000	1,591,875

VistaJet Malta Finance 10.500%, 06/01/24 (A)	2,000,000	1,980,000

		11,752,953

Health Care — 0.7%

Express Scripts Holding 3.400%, 03/01/27	1,500,000	1,528,701

Industrials — 2.2%

Clean Harbors 4.875%, 07/15/27 (A)	100,000	102,875

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST CREDIT FUND

Description	Face Amount	Value

General Electric MTN 3.100%, 01/09/23	$1,500,000	$1,513,464

Great Lakes Dredge & Dock 8.000%, 05/15/22	2,010,000	2,145,072

Masco 7.750%, 08/01/29	770,000	976,735

		4,738,146

Information Technology — 2.8%

Avnet 4.625%, 04/15/26	1,000,000	1,060,239

DynCorp International 10.375% cash/ 1.500% PIK, 11/30/20 (B)	1,432,816	1,436,398

Keysight Technologies 4.600%, 04/06/27	1,000,000	1,072,508

Motorola Solutions 4.600%, 05/23/29	1,175,000	1,247,599

VeriSign 4.750%, 07/15/27	1,000,000	1,051,930

		5,868,674

Materials — 3.0%

Georgia-Pacific 7.750%, 11/15/29	2,221,000	3,145,972

NOVA Chemicals 4.875%, 06/01/24 (A)	1,000,000	1,030,200

Vale Overseas 6.250%, 08/10/26	1,000,000	1,126,000

WRKCo 3.375%, 09/15/27	1,000,000	998,823

		6,300,995

Total Corporate Obligations (Cost $59,433,181)		60,884,029

COLLATERALIZED LOAN OBLIGATIONS — 27.4%

BCC Funding XIII, Ser 2016-1, Cl E 6.000%, 11/20/22 (A)	1,500,000	1,522,255

BCC Middle Market, Ser 2018-1A, Cl B 5.278%, VAR ICE LIBOR USD 3 Month+3.000%, 10/20/30 (A)	1,000,000	974,640

Benefit Street Partners III, Ser 2017-IIIA, Cl DR 8.878%, VAR ICE LIBOR USD 3 Month+6.600%, 07/20/29 (A)	2,500,000	2,419,855

Benefit Street Partners IV, Ser 2016-IVA, Cl DR 9.528%, VAR ICE LIBOR USD 3 Month+7.250%, 01/20/29 (A)	2,000,000	1,992,658

Carlyle Global Market Strategies, Ser 2018-1A, Cl B 4.128%, VAR ICE LIBOR USD 3 Month+1.850%, 04/20/31 (A)	2,000,000	1,921,404

Description	Face Amount	Value

Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2 4.103%, VAR ICE LIBOR USD 3 Month+1.800%, 04/17/31 (A)	$1,250,000	$1,195,271

Chenango Park, Ser 2018-1A, Cl B 4.153%, VAR ICE LIBOR USD 3 Month+1.850%, 04/15/30 (A)	1,000,000	963,101

CIFC Funding, Ser 2018-1A, Cl C 4.050%, VAR ICE LIBOR USD 3 Month+1.750%, 04/18/31 (A)	500,000	477,432

Fortress Credit Opportunities IX, Ser 2017-9A, Cl C 5.168%, VAR ICE LIBOR USD 3 Month+2.650%, 11/15/29 (A)	1,400,000	1,341,581

Galaxy XXIX, Ser 2018-29A, Cl D 4.918%, VAR ICE LIBOR USD 3 Month+2.400%, 11/15/26 (A)	500,000	498,740

Golub Capital Partners, Ser 2017-17A, Cl BR 5.176%, VAR ICE LIBOR USD 3 Month+2.900%, 10/25/30 (A)	1,500,000	1,485,851

Golub Capital Partners, Ser 2017-19RA, Cl B 4.817%, VAR ICE LIBOR USD 3 Month+2.550%, 07/26/29 (A)	2,000,000	1,980,456

Golub Capital Partners, Ser 2017-21A, Cl CR 4.726%, VAR ICE LIBOR USD 3 Month+2.450%, 01/25/31 (A)	3,000,000	2,815,728

Golub Capital Partners, Ser 2017-22A, Cl CR 4.128%, VAR ICE LIBOR USD 3 Month+1.850%, 01/20/31 (A)	1,500,000	1,411,312

Golub Capital Partners, Ser 2017-23A, Cl BR 3.828%, VAR ICE LIBOR USD 3 Month+1.550%, 01/20/31 (A)	1,000,000	973,079

Golub Capital Partners, Ser 2017-23A, Cl CR 4.078%, VAR ICE LIBOR USD 3 Month+1.800%, 01/20/31 (A)	2,000,000	1,875,478

Golub Capital Partners, Ser 2017-24A, Cl DR 6.465%, VAR ICE LIBOR USD 3 Month+3.900%, 11/05/29 (A)	2,000,000	1,912,226

Golub Capital Partners, Ser 2018-26A, Cl BR 3.828%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/31 (A)	1,000,000	972,396

Golub Capital Partners, Ser 2018-36A, Cl B 4.215%, VAR ICE LIBOR USD 3 Month+1.650%, 02/05/31 (A)	2,000,000	1,927,868

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST CREDIT FUND

Description	Face Amount	Value

Golub Capital Partners, Ser 2018-36A, Cl C 4.665%, VAR ICE LIBOR USD 3 Month+2.100%, 02/05/31 (A)	$1,500,000	$1,370,930

Jay Park, Ser 2018-1A, Cl BR 4.278%, VAR ICE LIBOR USD 3 Month+2.000%, 10/20/27 (A)	1,000,000	982,242

JFIN, Ser 2013-1A, Cl D 7.028%, VAR ICE LIBOR USD 3 Month+4.750%, 01/20/25 (A)	1,000,000	969,088

LCM XXII, Ser 2018-22A, Cl BR 4.278%, VAR ICE LIBOR USD 3 Month+2.000%, 10/20/28 (A)	1,500,000	1,476,600

Madison Park Funding XII, Ser 2014-12A, Cl D 5.778%, VAR ICE LIBOR USD 3 Month+3.500%, 07/20/26 (A)	3,000,000	2,992,434

MCF IV, Ser 2017-1A, Cl CR 4.928%, VAR ICE LIBOR USD 3 Month+2.650%, 10/20/29 (A)	1,000,000	980,998

MCF VIII, Ser 2018-1A, Cl B 4.050%, VAR ICE LIBOR USD 3 Month+1.750%, 07/18/30 (A)	3,000,000	2,897,271

Northwoods Capital XV, Ser 2017-15A, Cl C 5.037%, VAR ICE LIBOR USD 3 Month+2.650%, 06/20/29 (A)	1,000,000	995,322

OZLM Funding IV, Ser 2017-4A, Cl BR 4.478%, VAR ICE LIBOR USD 3 Month+2.200%, 10/22/30 (A)	2,000,000	1,935,268

OZLM XVI, Ser 2017-16A, Cl B 5.075%, VAR ICE LIBOR USD 3 Month+2.550%, 05/16/30 (A)	1,000,000	997,978

Parallel, Ser 2017-1A, Cl C 4.728%, VAR ICE LIBOR USD 3 Month+2.450%, 07/20/29 (A)	1,000,000	991,584

Race Point IX, Ser 2017-9A, Cl BR 4.453%, VAR ICE LIBOR USD 3 Month+2.150%, 10/15/30 (A)	3,000,000	2,894,850

Race Point IX, Ser 2017-9A, Cl DR 9.203%, VAR ICE LIBOR USD 3 Month+6.900%, 10/15/30 (A)	2,000,000	1,902,574

Sudbury Mill, Ser 2013-1A, Cl E 7.053%, VAR ICE LIBOR USD 3 Month+4.750%, 01/17/26 (A)	4,700,000	4,505,105

Description	Face Amount	Value

TCI-Symphony, Ser 2018-1A, Cl BR 4.247%, VAR ICE LIBOR USD 3 Month+1.650%, 10/13/29 (A)	$2,000,000	$1,988,716

Thayer Park, Ser 2017-1A, Cl D 8.378%, VAR ICE LIBOR USD 3 Month+6.100%, 04/20/29 (A)	1,000,000	963,821

Zais, Ser 2017-1A, Cl C 5.103%, VAR ICE LIBOR USD 3 Month+2.800%, 07/15/29 (A)	1,000,000	997,974

Total Collateralized Loan Obligations (Cost $59,220,109)		58,504,086

ASSET-BACKED SECURITIES — 26.5%

Automotive — 15.4%

American Credit Acceptance Receivables Trust, Ser 2016-2, Cl D 8.150%, 01/12/23 (A)	1,500,000	1,519,359

American Credit Acceptance Receivables Trust, Ser 2017-1, Cl E 5.440%, 03/13/24 (A)	2,000,000	2,051,479

American Credit Acceptance Receivables Trust, Ser 2017-3, Cl C 2.720%, 06/10/22 (A)	535,609	536,037

American Credit Acceptance Receivables Trust, Ser 2017-3, Cl E 5.170%, 06/10/24 (A)	2,500,000	2,546,598

CarFinance Capital Auto Trust, Ser 2015-1A, Cl E 5.490%, 01/18/22 (A)	2,250,000	2,256,646

Carnow Auto Receivables Trust, Ser 2017-1A, Cl C 5.750%, 10/16/23 (A)	2,000,000	2,028,285

Carvana Auto Receivables Trust, Ser 2019-1A, Cl E 5.640%, 01/15/26 (A)	500,000	514,597

CPS Auto Receivables Trust, Ser 2014-C, Cl E 5.910%, 11/15/21 (A)	1,500,000	1,502,377

CPS Auto Receivables Trust, Ser 2015-A, Cl E 6.190%, 05/16/22 (A)	1,100,000	1,113,172

CPS Auto Receivables Trust, Ser 2015-C, Cl F 7.510%, 11/15/22 (A)	1,500,000	1,512,761

CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (A)	1,500,000	1,599,988

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST CREDIT FUND

Description	Face Amount	Value

CPS Auto Receivables Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (A)	$1,155,000	$1,208,211

CPS Auto Receivables Trust, Ser 2019-B, Cl F 7.480%, 06/15/26 (A)	500,000	506,496

Drive Auto Receivables Trust, Ser 2018-1, Cl D 3.810%, 05/15/24	2,000,000	2,029,104

DT Auto Owner Trust, Ser 2016-2A, Cl D 5.430%, 11/15/22 (A)	1,138,077	1,147,767

DT Auto Owner Trust, Ser 2017-2A, Cl E 6.030%, 01/15/24 (A)	1,500,000	1,559,520

Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (A)	1,930,000	1,935,950

Exeter Automobile Receivables Trust, Ser 2015-2A, Cl D 5.790%, 05/16/22 (A)	1,500,000	1,518,844

Exeter Automobile Receivables Trust, Ser 2015-3A, Cl D 6.550%, 10/17/22 (A)	1,500,000	1,538,786

First Investors Auto Owner Trust, Ser 2016-2A, Cl E 5.750%, 09/15/23 (A)	1,250,000	1,282,907

Flagship Credit Auto Trust, Ser 2016-2, Cl D 8.560%, 11/15/23 (A)	900,000	962,603

Ford Credit Auto Owner Trust, Ser 2018-A, Cl A3 3.030%, 11/15/22	2,000,000	2,018,211

		32,889,698

Credit Card — 4.9%

American Express Credit Account Master Trust, Ser 2018-5, Cl A 2.665%, VAR ICE LIBOR USD 1 Month+0.340%, 12/15/25	8,500,000	8,494,986

Fortiva Retail Credit Master Note Business Trust, Ser 2018-ONE, Cl A 5.540%, 11/15/23 (A)	2,000,000	2,040,849

		10,535,835

Other Asset-Backed Securities — 6.2%

Business Jet Securities, Ser 2018-2, Cl A 4.447%, 06/15/33 (A)	598,645	603,578

Description	Face Amount	Value

Business Jet Securities, Ser 2018-2, Cl C 6.656%, 06/15/33 (A)	$526,068	$533,277

CFG Investments, Ser 2019-1, Cl A 5.560%, 08/15/29 (A)	1,200,000	1,196,524

CLI Funding, Ser 2018-1A, Cl B 4.930%, 04/18/43 (A)	869,964	894,275

Credibly Asset Securitization, Ser 2018-1A, Cl A 4.800%, 11/15/23 (A)	1,500,000	1,542,100

Harley Marine Financing, Ser 2018-1A, Cl A2 5.682%, 05/15/43 (A)	1,918,945	1,595,281

Kabbage Funding, Ser 2019-1, Cl A 3.825%, 03/15/24 (A)	1,000,000	1,008,633

Kabbage Funding, Ser 2019-1, Cl C 4.611%, 03/15/24 (A)	789,000	796,454

MelTel Land Funding, Ser 2019-1A, Cl C 6.070%, 04/15/49 (A)	500,000	513,157

Mosaic Solar Loans, Ser 2017-2A, Cl B 4.770%, 06/22/43 (A)	446,533	455,936

Sapphire Aviation Finance I, Ser 2018-1A, Cl B 5.926%, 03/15/40 (A)	438,889	459,260

SFS Asset Securitization, Ser 2018-1, Cl A 4.793%, 05/15/23 (A)	1,500,000	1,510,657

Stack Infrastructure Issuer Series, Ser 2019-1A, Cl A2 4.540%, 02/25/44 (A)	995,833	1,034,462

Vantage Data Centers Issuer, Ser 2018-1A, Cl A2 4.072%, 02/16/43 (A)	985,833	1,007,473

		13,151,067

Total Asset-Backed Securities (Cost $55,796,916)		56,576,600

MORTGAGE-BACKED SECURITIES — 5.6%

Commercial Mortgage-Backed Obligation — 5.6%

A10 Securitization, Ser 2013-1, Cl D 7.070%, 03/15/35 (A)	1,500,000	1,491,283

Commercial Mortgage Trust, Ser 2014-UBS6, Cl C 4.458%, 12/10/47 (C)	1,000,000	1,020,822

Commercial Mortgage Trust, Ser 2015-DC1, Cl D 4.343%, 02/10/48 (C)	1,517,000	1,365,300

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST CREDIT FUND

Description	Face Amount/ Shares	Value

Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.803%, 02/15/41 (A) (C)	$574,219	$35,602

FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (A) (C)	1,000,000	1,020,247

FREMF Mortgage Trust, Ser 2016-K722, Cl B 3.840%, 07/25/49 (A) (C)	1,500,000	1,547,609

FREMF Mortgage Trust, Ser 2017-K70, Cl B 3.803%, 12/25/49 (A) (C)	2,000,000	2,065,428

FREMF Mortgage Trust, Ser 2017-K71, Cl B 3.753%, 11/25/50 (A) (C)	1,250,000	1,281,664

JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (C)	108,922	108,549

UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.543%, 05/10/45 (A) (C)	1,000,000	1,052,361

WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D 3.803%, 11/15/47 (A) (C)	1,000,000	920,809

Total Mortgage-Backed Securities (Cost $11,827,035)		11,909,674

COMMON STOCK — 0.1%

Industrials — 0.1%

Erickson* (D)	3,761	157,962

Total Common Stock (Cost $1,829,567)		157,962

PREFERRED STOCK — 0.0%

Communication Services — 0.0%

MYT Holding 10.000%, 06/07/29	76,092	71,907

Total Preferred Stock (Cost $76,092)		71,907

CASH EQUIVALENT — 0.1%

Federated Government Obligations Fund, Cl I, 2.230%** (Cost $138,039)	138,039	138,039

REPURCHASE AGREEMENT (E) — 11.7%

KGS-Alpha Capital Markets*** 2.550%, dated 07/31/19, to be repurchased on 08/01/19, repurchase price $25,001,771 (collateralized by various FMAC/FNMA/GNMA obligations, par value $1,000 - $80,000,000, 0.100% - 5.000%, 05/25/26 - 09/20/67, with total market value of $26,193,647)	$25,000,000	25,000,000

Description	Value

Total Repurchase Agreement (Cost $25,000,000)	$25,000,000

Total Investments — 99.9% (Cost $213,320,939)	$213,242,297

Percentages are based on Net Assets of $213,555,764.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2019.
***	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2019 was $127,236,732 and represents 59.6% of Net Assets.

(B)	Distributions are paid-in-kind.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Tri-Party Repurchase Agreement.

Cl — Class

FMAC — Freddie Mac

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PIK — Payment-in-Kind

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate Security

The following is a list of the level of inputs used as of July 31, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$60,884,029	$—	$60,884,029
Collateralized Loan Obligations	—	58,504,086	—	58,504,086
Asset-Backed Securities	—	56,576,600	—	56,576,600
Mortgage-Backed Securities	—	11,909,674	—	11,909,674
Common Stock	—	—	157,962	157,962
Preferred Stock	—	71,907	—	71,907
Cash Equivalent	138,039	—	—	138,039
Repurchase Agreement	—	25,000,000	—	25,000,000

Total Investments in Securities	$138,039	$212,946,296	$157,962	$213,242,297

(1)

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended July 31, 2019, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 48.7%

Automotive — 23.1%

Ally Auto Receivables Trust, Ser 2018-1, Cl A3 2.350%, 06/15/22	$1,500,000	$1,500,610

Ally Auto Receivables Trust, Ser 2019-2, Cl A2 2.340%, 06/15/22	2,000,000	2,000,037

American Credit Acceptance Receivables Trust, Ser 2016-4, Cl C 2.910%, 02/13/23 (A)	2,002,249	2,002,920

American Credit Acceptance Receivables Trust, Ser 2017-2, Cl C 2.860%, 06/12/23 (A)	506,877	506,851

American Credit Acceptance Receivables Trust, Ser 2018-1, Cl B 3.160%, 11/10/21 (A)	1,090,760	1,091,560

California Republic Auto Receivables Trust, Ser 2016-1, Cl C 4.560%, 12/15/22	1,000,000	1,006,234

Canadian Pacer Auto Receivables Trust, Ser 2019-1A, Cl C 3.750%, 07/21/25 (A)	2,550,000	2,597,342

CarMax Auto Owner Trust, Ser 2015-3, Cl C 2.680%, 06/15/21	1,000,000	1,000,110

CPS Auto Receivables Trust, Ser 2015-C, Cl D 4.630%, 08/16/21 (A)	4,000,000	4,038,273

Description	Face Amount	Value

CPS Auto Receivables Trust, Ser 2018-D, Cl D 4.340%, 09/16/24 (A)	$1,500,000	$1,550,927

Credit Acceptance Auto Loan Trust, Ser 2019-1A, Cl B 3.750%, 04/17/28 (A)	2,700,000	2,763,934

Drive Auto Receivables Trust, Ser 2015-DA, Cl D 4.590%, 01/17/23 (A)	1,213,516	1,219,867

DT Auto Owner Trust, Ser 2016-1A, Cl D 4.660%, 12/15/22 (A)	1,299,124	1,307,163

DT Auto Owner Trust, Ser 2016-2A, Cl D 5.430%, 11/15/22 (A)	758,718	765,178

Exeter Automobile Receivables Trust, Ser 2018-1A, Cl D 3.530%, 11/15/23 (A)	3,000,000	3,042,375

Exeter Automobile Receivables Trust, Ser 2019-2A, Cl B 3.060%, 05/15/23 (A)	3,200,000	3,220,410

First Investors Auto Owner Trust, Ser 2017-1A, Cl D 3.600%, 04/17/23 (A)	5,000,000	5,053,853

Flagship Credit Auto Trust, Ser 2016-4, Cl C 2.710%, 11/15/22 (A)	99,000	99,084

Flagship Credit Auto Trust, Ser 2018-4, Cl D 4.330%, 12/16/24 (A)	4,935,000	5,111,379

Ford Credit Auto Lease Trust, Ser 2018-B, Cl A4 3.300%, 02/15/22	1,500,000	1,522,786

Ford Credit Auto Owner Trust, Ser 2019-B, Cl B 2.400%, 11/15/24	1,365,000	1,363,616

GM Financial Automobile Leasing Trust, Ser 2018-1, Cl A4 2.680%, 12/20/21	2,000,000	2,004,901

GM Financial Consumer Automobile Receivables Trust, Ser 2017-1A, Cl A3 1.780%, 10/18/21 (A)	905,066	902,459

GM Financial Consumer Automobile Receivables Trust, Ser 2018-1, Cl B 2.570%, 07/17/23	1,240,000	1,247,135

Hertz Fleet Lease Funding, Ser 2016-1, Cl C 4.879%, VAR ICE LIBOR USD 1 Month+2.500%, 04/10/30 (A)	2,000,000	2,008,688

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Hertz Vehicle Financing, Ser 2018-2A, Cl A 3.650%, 06/27/22 (A)	$3,000,000	$3,049,689

NextGear Floorplan Master Owner Trust, Ser 2018-1A, Cl A2 3.220%, 02/15/23 (A)	1,500,000	1,515,951

Nissan Auto Receivables Owner Trust, Ser 2016-B, Cl A4 1.540%, 10/17/22	1,000,000	993,786

Nissan Auto Receivables Owner Trust, Ser 2017-C, Cl A3 2.120%, 04/18/22	3,500,000	3,495,643

OneMain Direct Auto Receivables Trust, Ser 2018-1A, Cl B 3.710%, 04/14/25 (A)	3,750,000	3,839,658

OSCAR US Funding Trust IX, Ser 2018-2A, Cl A3 3.390%, 09/12/22 (A)	1,250,000	1,265,434

OSCAR US Funding Trust VI, Ser 2017-1A, Cl A3 2.820%, 06/10/21 (A)	488,985	489,490

OSCAR US Funding Trust VII, Ser 2017-2A, Cl A3 2.450%, 12/10/21 (A)	1,250,000	1,249,557

Santander Drive Auto Receivables Trust, Ser 2018-3, Cl B 3.290%, 10/17/22	2,250,000	2,261,262

Toyota Auto Receivables Owner Trust, Ser 2017-B, Cl A4 2.050%, 09/15/22	1,000,000	998,606

United Auto Credit Securitization Trust, Ser 2018-2, Cl B 3.560%, 08/10/22 (A)	2,150,000	2,155,481

Westlake Automobile Receivables Trust, Ser 2016-2A, Cl D 4.100%, 06/15/21 (A)	795,650	797,948

Westlake Automobile Receivables Trust, Ser 2017-1A, Cl D 3.460%, 10/17/22 (A)	2,000,000	2,008,288

World Omni Auto Receivables Trust, Ser 2018-B, Cl B 3.170%, 01/15/25	1,520,000	1,549,526

World Omni Auto Receivables Trust, Ser 2018-C, Cl A3 3.130%, 11/15/23	3,000,000	3,045,638

Description	Face Amount	Value

World Omni Automobile Lease Securitization Trust, Ser 2019-A, Cl A4 3.010%, 07/15/24	$1,750,000	$1,775,672

		79,419,321

Credit Cards — 16.5%

Capital One Multi-Asset Execution Trust, Ser 2016-A7, Cl A7 2.835%, VAR ICE LIBOR USD 1 Month+0.510%, 09/16/24	2,500,000	2,509,590

Capital One Multi-Asset Execution Trust, Ser 2017-A2, Cl A2 2.735%, VAR ICE LIBOR USD 1 Month+0.410%, 01/15/25	5,000,000	5,005,130

Capital One Multi-Asset Execution Trust, Ser 2017-A5, Cl A5 2.905%, VAR ICE LIBOR USD 1 Month+0.580%, 07/15/27	9,500,000	9,531,340

Chase Issuance Trust, Ser 2015-A4, Cl A4 1.840%, 04/15/22	150,000	149,645

Chase Issuance Trust, Ser 2017-A1, Cl A 2.625%, VAR ICE LIBOR USD 1 Month+0.300%, 01/15/22	4,000,000	4,003,705

Citibank Credit Card Issuance Trust, Ser 2017-A3, Cl A3 1.920%, 04/07/22	400,000	398,811

Citibank Credit Card Issuance Trust, Ser 2017-A5, Cl A5 2.892%, VAR ICE LIBOR USD 1 Month+0.620%, 04/22/26	7,000,000	7,055,849

Discover Card Execution Note Trust, Ser 2017-A7, Cl A7 2.685%, VAR ICE LIBOR USD 1 Month+0.360%, 04/15/25	5,000,000	4,993,749

Golden Credit Card Trust, Ser 2019-1A, Cl A 2.775%, VAR ICE LIBOR USD 1 Month+0.450%, 12/15/22 (A)	5,000,000	5,010,127

Master Credit Card Trust II, Ser 2018-1A, Cl A 2.762%, VAR ICE LIBOR USD 1 Month+0.490%, 07/21/24 (A)	5,000,000	4,995,033

Master Credit Card Trust, Ser 2019-1A, Cl A 2.752%, VAR ICE LIBOR USD 1 Month+0.480%, 07/21/22 (A)	3,000,000	3,004,383

Synchrony Card Issuance Trust, Ser 2018-A1, Cl A 3.380%, 09/15/24	3,100,000	3,174,110

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Synchrony Credit Card Master Note Trust, Ser 2015-1, Cl A 2.370%, 03/15/23	$1,785,000	$1,784,109

Trillium Credit Card Trust II, Ser 2019-1A, Cl A 2.742%, VAR ICE LIBOR USD 1 Month+0.480%, 01/26/24 (A)	5,000,000	5,008,767

		56,624,348

Other Asset-Backed Securities — 5.0%

AccessLex Institute, Ser 2002-A, Cl A2 4.000%, 09/25/37 (B)	500,000	491,598

Mosaic Solar Loans, Ser 2017-1A, Cl A 4.450%, 06/20/42 (A)	501,967	519,887

SCF Equipment Leasing, Ser 2017-1A, Cl A 3.770%, 01/20/23 (A)	697,251	703,802

SoFi Consumer Loan Program, Ser 2017-5, Cl A2 2.780%, 09/25/26 (A)	2,000,000	1,999,414

SoFi Consumer Loan Program, Ser 2019-1, Cl B 3.450%, 02/25/28 (A)	2,400,000	2,449,078

TAL Advantage V, Ser 2013-1A, Cl B 3.960%, 02/22/38 (A)	1,433,333	1,433,496

Triton Container Finance V, Ser 2018-1A, Cl A 3.950%, 03/20/43 (A)	433,333	439,289

Vantage Data Centers Issuer, Ser 2018-2A, Cl A2 4.196%, 11/16/43 (A)	3,973,333	4,066,750

Volvo Financial Equipment, Ser 2018-1A, Cl A4 2.760%, 10/17/22 (A)	4,500,000	4,546,076

Westgate Resorts, Ser 2017-1A, Cl B 4.050%, 12/20/30 (A)	731,131	734,942

		17,384,332

Student Loan — 4.1%

Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1 2.550%, 05/25/41 (A)	2,298,396	2,294,458

Nelnet Student Loan Trust, Ser 2012-6A, Cl B 3.766%, VAR ICE LIBOR USD 1 Month+1.500%, 08/26/52 (A)	3,000,000	2,882,156

Nelnet Student Loan Trust, Ser 2013-3A, Cl B 3.766%, VAR ICE LIBOR USD 1 Month+1.500%, 07/25/47 (A)	4,000,000	3,944,616

Description	Face Amount	Value

Nelnet Student Loan Trust, Ser 2015-3A, Cl B 3.766%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/54 (A)	$3,000,000	$2,942,692

SLM Student Loan Trust, Ser 2013-2, Cl B 3.766%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/43	2,000,000	1,955,162

		14,019,084

Total Asset-Backed Securities (Cost $165,106,685)		167,447,085

U.S. TREASURY OBLIGATIONS — 25.1%

U.S. Treasury Notes 2.250%, 02/29/20	940,000	940,367
1.625%, 08/31/19 to 07/31/20	13,000,000	12,954,883
1.500%, 11/30/19 to 05/31/20	28,000,000	27,920,195
1.375%, 02/15/20	20,000,000	19,911,719
1.125%, 06/30/21 to 07/31/21	25,000,000	24,628,907

Total U.S. Treasury Obligations (Cost $86,913,485)		86,356,071

CORPORATE OBLIGATIONS — 12.2%

Communication Services — 1.5%

BellSouth 4.266%, 04/26/20 (A)	5,000,000	5,057,900

Consumer Discretionary — 0.9%

BMW US Capital 2.950%, 04/14/22 (A)	3,000,000	3,036,513

Energy — 2.9%

Barclays 3.200%, 08/10/21	3,000,000	3,017,040

Danske Bank MTN 2.800%, 03/10/21 (A)	3,000,000	3,003,562

Standard Chartered MTN 2.250%, 04/17/20 (A)	2,300,000	2,293,005

Swedbank 3.128%, VAR ICE LIBOR USD 3 Month+0.700%, 03/14/22 (A)	1,600,000	1,591,036

		9,904,643

Financials — 2.8%

Bank of America MTN 3.996%, VAR CPI YOY+2.000%, 01/14/21	1,000,000	1,000,000

Deutsche Bank 3.830%, VAR ICE LIBOR USD 3 Month+1.310%, 08/20/20	4,400,000	4,389,805

JPMorgan Chase MTN 2.790%, VAR CPI YOY+1.000%, 08/17/22	1,250,000	1,237,500

Morgan Stanley MTN 3.996%, VAR CPI YOY+2.000%, 12/15/19	1,000,000	995,000

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Royal Bank of Canada MTN 2.750%, 02/01/22	$2,000,000	$2,023,946

		9,646,251

Industrials — 2.2%

Aircastle 5.125%, 03/15/21	3,807,000	3,938,294

Masco 5.950%, 03/15/22	3,574,000	3,856,953

		7,795,247

Information Technology — 1.0%

Jabil 4.700%, 09/15/22	1,365,000	1,421,236

Microsoft 1.850%, 02/06/20	2,000,000	1,995,981

		3,417,217

Sovereign — 0.9%

Kreditanstalt fuer Wiederaufbau 2.375%, 12/29/22	3,000,000	3,048,133

Total Corporate Obligations (Cost $41,651,532)		41,905,904

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.9%

FFCB 1.950%, 03/14/22	3,000,000	3,000,001
1.875%, 08/16/21	5,000,000	4,990,067

FHLB 2.050%, 12/06/21	2,000,000	1,996,353

FHLMC 2.200%, 06/27/22	10,000,000	9,959,925
2.125%, 01/26/22	500,000	500,146
2.020%, 09/29/22	5,000,000	4,995,870

Tennessee Valley Authority 3.875%, 02/15/21	5,000,000	5,140,541

Total U.S. Government Agency Obligations (Cost $30,633,475)		30,582,903

MORTGAGE-BACKED SECURITIES — 1.3%

Agency Mortgage-Backed Obligation — 1.3%

FHLMC 4.275%, VAR ICE LIBOR USD 6 Month+1.590%, 02/01/37	526,352	541,267

FHLMC REMIC, Ser 2010-3747, Cl UF 2.805%, VAR LIBOR USD 1 Month+0.480%, 10/15/40	2,363,678	2,371,177

FNMA REMIC, Ser 2011-84, Cl F 2.616%, VAR LIBOR USD 1 Month+0.350%, 01/25/40	1,152,854	1,155,734

Description	Face Amount/ Shares	Value

GNMA, Ser 2010-80, Cl F 2.672%, VAR LIBOR USD 1 Month+0.400%, 04/20/40	$219,465	$220,168

Total Mortgage-Backed Securities (Cost $4,259,126)		4,288,346

CASH EQUIVALENT — 0.3%

Federated Government Obligations Fund, Cl I, 2.230%** (Cost $920,660)	920,660	920,660

REPURCHASE AGREEMENT (C) — 2.9%

KGS-Alpha Capital Markets*** 2.500%, dated 07/31/19, to be repurchased on 08/01/19, repurchase price $10,000,694 (collateralized by various FMAC/FNMA/GNMA obligations, par value $12,825 - $53,294,222, 0.200% - 13.356%, 08/25/28 - 08/25/49, with total market value of $11,530,256)	$10,000,000	10,000,000

Total Repurchase Agreement (Cost $10,000,000)		10,000,000

Total Investments — 99.4% (Cost $339,484,963)		$341,500,969

Percentages are based on Net Assets of $343,682,060.

**	Rate shown is the 7-day effective yield as of July 31, 2019.
***	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2019 was $115,610,741 and represents 33.6% of Net Assets.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Tri-Party Repurchase Agreement.

Cl — Class

CPI YOY — Consumer Price Index Year Over Year

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Freddie Mac

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate Security

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST LOW DURATION BOND FUND

The following is a list of the level of inputs used as of July 31, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$167,447,085	$—	$167,447,085
U.S. Treasury Obligations	86,356,071	—	—	86,356,071
Corporate Obligations	—	41,905,904	—	41,905,904
U.S. Government Agency Obligations	—	30,582,903	—	30,582,903
Mortgage-Backed Securities	—	4,288,346	—	4,288,346
Cash Equivalent	920,660	—	—	920,660
Repurchase Agreement	—	10,000,000	—	10,000,000

Total Investments in Securities	$87,276,731	$254,224,238	$—	$341,500,969

For the year ended July 31, 2019, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2019, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MUNICIPAL BONDS — 90.9%

Alabama — 1.3%

Alabama State, Ser B, GO 3.000%, 11/01/21	$2,000,000	$2,084,460

Arizona — 0.7%

University of Arizona, Ser B, RB 4.000%, 06/01/25	1,000,000	1,152,380

California — 2.0%

California State, Municipal Finance Authority, Ser A, RB 5.000%, 03/01/25	1,610,000	1,654,758

California State, School Finance Authority, RB Callable 02/01/24 @ 100 5.350%, 08/01/24	525,000	556,043

Golden State, Tobacco Securitization, Ser A, RB 4.000%, 06/01/21	1,000,000	1,053,020

		3,263,821

Colorado — 1.5%

El Paso County, Falcon School District No. 49, Ser A, COP
5.000%, 12/15/24	525,000	623,133
5.000%, 12/15/25	460,000	558,633

Description	Face Amount	Value

El Paso County, Falcon School District No. 49, Ser B, COP
5.000%, 12/15/23	$250,000	$288,690
5.000%, 12/15/24	300,000	356,076
5.000%, 12/15/26	500,000	616,930

		2,443,462

Connecticut — 1.4%

Connecticut State, Ser B, GO Callable 06/15/25 @ 100 5.000%, 06/15/29	2,000,000	2,347,600

District of Columbia — 0.8%

District of Columbia, RB
4.000%, 10/01/20	305,000	307,788
4.000%, 10/01/22	895,000	916,274

		1,224,062

Florida — 1.3%

Florida State, Department of Education, Ser A, RB Callable 07/01/20 @ 101 4.375%, 07/01/30	2,000,000	2,075,520

Idaho — 0.3%

Idaho State, Housing & Finance Association, RB 4.000%, 07/01/26	500,000	530,360

Illinois — 5.5%

Chicago, O’Hare International Airport, Ser B, RB Pre-Refunded @ 100 5.500%, 01/01/21 (A)	1,030,000	1,093,850

Illinois State, Ser A, GO 5.000%, 12/01/19	3,400,000	3,433,422

Lee & Ogle Counties, Dixon School District No. 170, GO, BAM 4.000%, 01/30/25	760,000	845,196

Railsplitter, Tobacco Settlement Authority, RB 5.250%, 06/01/20	2,410,000	2,485,481

Southern Illinois University, Ser A, RB, NATL 5.250%, 04/01/21	1,000,000	1,052,900

		8,910,849

Kansas — 1.9%

Geary County, GO
5.000%, 09/01/24	1,240,000	1,449,845
5.000%, 09/01/25	1,300,000	1,555,281

		3,005,126

The accompanying notes are an integral part of the financial statements.

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FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Louisiana — 1.5%

Louisiana State, Ser D, GO Callable 09/01/26 @ 100 5.000%, 09/01/29	$2,000,000	$2,441,760

Maryland — 3.6%

Maryland State, GO 5.000%, 03/15/29	2,000,000	2,620,780

Maryland State, Ser A, GO Callable 08/01/27 @ 100 5.000%, 08/01/29	2,500,000	3,150,550

		5,771,330

Massachusetts — 0.6%

Fall River City, GO 2.000%, 12/01/24	1,015,000	1,047,044

Michigan — 0.8%

Taylor, Brownfield Redevelopment Authority, RB, NATL Callable 05/01/24 @ 100 4.000%, 05/01/28	1,175,000	1,247,192

Minnesota — 0.4%

Minnesota State, Housing Finance Agency, Ser A, RB, GNMA Callable 07/01/22 @ 100 2.600%, 09/01/42	609,998	609,168

Missouri — 1.1%

Saint Louis, Municipal Finance, RB, AGM 5.000%, 07/15/22	1,575,000	1,740,721

New Hampshire — 0.7%

Grafton County, GO 3.000%, 07/01/22	1,140,000	1,196,840

New Mexico — 1.4%

New Mexico State, Severance Tax Permanent Fund, Ser B, RB 4.000%, 07/01/23	2,000,000	2,219,240

New York — 3.0%

Dunkirk City, School District, GO, AGM
4.000%, 06/15/21	550,000	580,586
4.000%, 06/15/22	835,000	907,378

New York City, Ser D, GO Callable 02/01/23 @ 100 5.000%, 08/01/27	2,400,000	2,706,000

Niagara County, Tobacco Asset Securitization, RB
5.000%, 05/15/20	350,000	357,805

Description	Face Amount	Value

5.000%, 05/15/21	$300,000	$314,301

		4,866,070

Ohio — 0.7%

Ohio State, Ser A, GO Callable 08/01/21 @ 100 5.000%, 02/01/31	1,000,000	1,073,580

Oklahoma — 1.8%

Oklahoma State, Housing Finance Agency, RB, GNMA Callable 03/01/23 @ 100 3.750%, 03/01/44	539,942	569,180

University of Oklahoma, Ser C, RB Callable 07/01/25 @ 100 5.000%, 07/01/35	2,000,000	2,331,320

		2,900,500

Puerto Rico — 1.7%

Commonwealth of Puerto Rico, Electric Power Authority, Ser UU, RB 2.234%, 07/01/25 (B) (C)	2,000,000	1,342,500

Commonwealth of Puerto Rico, Ser A, GO 5.500%, 07/01/18 (C)	1,825,000	1,345,938

		2,688,438

Rhode Island — 1.3%

Rhode Island State, Ser A, GO Callable 05/01/27 @ 100 3.000%, 05/01/33	2,000,000	2,085,500

South Carolina — 2.5%

Hilton Head Island, Ser C, GO Callable 03/01/26 @ 100
2.250%, 03/01/33	530,000	523,576
2.125%, 03/01/32	520,000	512,996
2.000%, 03/01/30	495,000	496,683
2.000%, 03/01/31	5,000	4,947

South Carolina State, Ser F, GO Callable 06/01/26 @ 100 2.000%, 06/01/27	2,380,000	2,457,993

		3,996,195

Tennessee — 1.1%

Memphis-Shelby County, Sports Authority, Ser A, RB Callable 11/01/19 @ 100 5.000%, 11/01/22	1,800,000	1,816,830

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Texas — 48.8%

Alamo, Community College District, Ser A, RB 3.000%, 11/01/19	$2,000,000	$2,009,520

Andrews County, Hospital District, GO 2.750%, 03/15/20	1,250,000	1,260,975

Austin, Independent School District, GO, PSF-GTD Callable 08/01/28 @ 100
5.000%, 08/01/30	1,000,000	1,265,350
5.000%, 08/01/31	1,400,000	1,760,164

Bexar County, GO Callable 06/15/26 @ 100 3.000%, 06/15/41	2,000,000	2,017,840

Capital Area, Cultural Education Facilities Finance, Roman Catholic Diocese, RB 5.125%, 04/01/20	685,000	700,406

Central Texas, Turnpike System, Ser C, RB 5.000%, 08/15/24	750,000	874,792

Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21 (D)	315,000	324,393

Clifton, Higher Education Finance, RB, PSF-GTD 5.000%, 08/15/24	1,185,000	1,393,477

Clifton, Higher Education Finance, RB, PSF-GTD Callable 08/15/24 @ 100 5.000%, 08/15/25	700,000	820,841

Clifton, Higher Education Finance, Ser A, RB 3.375%, 12/01/24	1,490,000	1,509,728

Clifton, Higher Education Finance, Ser B, RB
5.000%, 08/15/25	460,000	538,821
4.000%, 08/15/22	525,000	560,033
4.000%, 08/15/23	500,000	541,390

Dallas Area, Rapid Transit, Ser A, RB 5.000%, 12/01/22	1,000,000	1,125,470

Dallas/Fort Worth, International Airport, Ser B, RB 5.000%, 11/01/19	1,000,000	1,009,660

Dallas/Fort Worth, International Airport, Ser F, RB Callable 11/01/23 @ 100 5.250%, 11/01/30	2,000,000	2,314,820

Denton City, GO Callable 02/15/26 @ 100
3.000%, 02/15/29	1,845,000	1,977,065
3.000%, 02/15/30	1,855,000	1,968,007

Description	Face Amount	Value

Denton County, GO 4.000%, 07/15/25	$1,000,000	$1,156,780

Downtown Redevelopment Authority, TA, BAM 5.000%, 09/01/25	1,000,000	1,178,590

Downtown Redevelopment Authority, TA, BAM Callable 09/01/25 @ 100 5.000%, 09/01/29	1,000,000	1,193,810

El Paso City, GO Pre-Refunded @ 100 5.500%, 08/15/19 (A)	1,000,000	1,001,580

El Paso County, Hospital District, GO 5.000%, 08/15/25	3,070,000	3,571,392

Georgetown, Utility System Revenue, RB Callable 08/15/26 @ 100 4.000%, 08/15/29	1,000,000	1,139,510

Grand Prairie, Independent School District, Ser B, GO Callable 08/15/26 @ 100 3.000%, 02/15/29	2,000,000	2,132,980

Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB Callable 10/01/19 @ 100 5.500%, 10/01/39	1,000,000	1,007,180

Houston, Higher Education Finance, Ser A, RB, PSF-GTD 4.000%, 02/15/22	1,005,000	1,071,270

Houston, Independent School District, GO, PSF-GTD Callable 02/15/27 @ 100 5.000%, 02/15/28	1,000,000	1,242,570

Kaufman County, GO, AGM 3.000%, 02/15/22	1,000,000	1,036,010

La Vernia, Higher Education Finance, Ser A, RB 4.200%, 08/15/25	675,000	695,493

La Vernia, Higher Education Finance, Ser A, RB Callable 08/15/24 @ 100 5.250%, 08/15/35	3,435,000	3,667,790

Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	2,500,000	2,595,075

Love Field, Airport Modernization, AMT, RB 5.000%, 11/01/22	1,000,000	1,115,650

New Hope, Cultural Education Facilities, RB
5.000%, 04/01/21	355,000	366,541
4.000%, 04/01/20	210,000	211,501

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

North Harris County, Regional Water Authority, RB 3.000%, 12/15/20	$1,000,000	$1,024,510

Northside, Independent School District, Ser A, GO, PSF-GTD Callable 08/15/28 @ 100 4.000%, 08/15/31	2,000,000	2,327,480

Polk County, GO, AGM 3.000%, 08/15/19	1,000,000	1,000,700

San Antonio, Education Facilities, RB Callable 06/01/23 @ 100 5.000%, 06/01/25	1,200,000	1,368,876

San Antonio, GO 5.000%, 02/01/22	1,000,000	1,095,140

San Antonio, Public Facilities, RB Callable 09/15/22 @ 100 5.000%, 09/15/26	2,000,000	2,224,480

Seminole, Hospital District, GO Callable 02/15/26 @ 100 4.000%, 02/15/31	545,000	582,807

Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	1,000,000	1,176,040

Texas State, College Student Loan, GO Callable 08/01/19 @ 100
5.000%, 08/01/21	1,000,000	1,038,780
4.625%, 08/01/30	1,200,000	1,200,000

Texas State, Highway Improvement, GO 5.000%, 04/01/22	2,500,000	2,756,750

Texas State, Public Finance Authority, Financing System, Texas Southern University, RB
5.625%, 05/01/21	1,440,000	1,527,192
5.375%, 05/01/20	1,365,000	1,398,129

Texas State, Public Finance Authority, New Frontiers School, Ser A, RB Callable 08/15/20 @ 100 5.800%, 08/15/40	1,100,000	1,128,226

Texas State, Public Finance Authority, RB, BAM 5.000%, 11/01/21	1,400,000	1,503,278

Texas State, RB 4.000%, 08/29/19	8,000,000	8,016,160

Texas State, University System, Ser A, RB 5.000%, 03/15/21	1,000,000	1,062,750

		78,787,772

Description	Face Amount/ Shares	Value

Virginia — 1.9%

Virginia Commonwealth, Housing Development Authority, Sub-Ser C-3, RB 2.150%, 04/01/21	$3,000,000	$3,040,560

Wisconsin — 1.3%

Green Bay City, Ser A, GO Callable 04/01/26 @ 100 3.125%, 04/01/35	500,000	517,140

Oshkosh City, Ser H, GO Callable 08/01/24 @ 100 2.375%, 08/01/30	585,000	593,616

Wisconsin State, Ser B, GO Pre-Refunded @ 100 4.500%, 05/01/21 (A)	1,000,000	1,058,300

		2,169,056

Total Municipal Bonds (Cost $143,332,899)		146,735,436

CASH EQUIVALENT — 9.4%

Federated Government Obligations Fund, Cl I, 2.230%* (Cost $15,238,177)	15,238,177	15,238,177

Total Investments — 100.3% (Cost $158,571,076)		$161,973,613

Percentages are based on Net Assets of $161,516,160.

*	Rate shown is the 7-day effective yield as of July 31, 2019.
(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based prevailing interest rates.
(C)	Security in default on interest payments.
(D)	Security is escrowed to maturity.

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guaranty Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of July 31, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$146,735,436	$—	$146,735,436
Cash Equivalent	15,238,177	—	—	15,238,177

Total Investments in Securities	$15,238,177	$146,735,436	$—	$161,973,613

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

FROST MUNICIPAL BOND FUND

For the year ended July 31, 2019, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 assets and liabilities.

For the year ended July 31, 2019, there have been no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the notes to Financial Statements.

Amounts designated at “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund	Value Equity Fund	Mid Cap Equity Fund

Assets:
Investments at Value	$337,553,488	$29,494,526	$4,399,759
Receivable for Investment Securities Sold	—	154,193	55,117
Receivable for Capital Shares Sold	594,437	535	—
Receivable Due from Investment Adviser	—	—	12,646
Dividends and Interest Receivable	91,038	32,892	1,404
Foreign Tax Reclaim Receivable	—	8,049	—
Prepaid Expenses	19,253	13,605	12,796

Total Assets	338,258,216	29,703,800	4,481,722

Liabilities:
Payable for Investment Securities Purchased	—	286,127	28,850
Payable for Capital Shares Redeemed	154,476	775	—
Payable Due to Investment Adviser	142,787	12,987	—
Professional Fees Payable	24,309	23,005	33,574
Payable Due to Administrator	20,739	1,886	288
Payable Due to Distributor — Investor Class Shares	9,978	968	159
Transfer Agent Fees Payable	5,607	4,303	4,043
Payable Due to Trustees	1,877	177	27
Chief Compliance Officer Fees Payable	434	41	6
Pricing Fees Payable	835	454	188
Other Accrued Expenses	12,923	963	1,352

Total Liabilities	373,965	331,686	68,487

Net Assets	$337,884,251	$29,372,114	$4,413,235

NET ASSETS:
Paid-in Capital	$164,455,314	$25,801,466	$3,348,911
Total Distributable Earnings	173,428,937	3,570,648	1,064,324

Net Assets	$337,884,251	$29,372,114	$4,413,235

Institutional Class Shares:
Net Assets	$290,773,053	$23,921,989	$3,767,534
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	21,041,926	3,088,222	505,575
Net Asset Value, Offering and Redemption Price Per Share	$13.82	$7.75	$7.45

Investor Class Shares:
Net Assets	$47,111,198	$5,450,125	$645,701
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,461,154	705,383	88,434
Net Asset Value, Offering and Redemption Price Per Share	$13.61	$7.73	$7.30

Cost of Investments	$188,205,929	$26,931,447	$3,969,607

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

STATEMENTS OF ASSETS AND LIABILITIES

	Total Return Bond Fund	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund

Assets:
Investments at Value	$3,472,956,935	$188,242,297	$331,500,969	$161,973,613
Repurchase Agreements at Value	270,000,000	25,000,000	10,000,000	—
Receivable for Investment Securities Sold	13,030,854	—	46,638	—
Receivable for Capital Shares Sold	8,302,208	400,438	1,686,064	10,520
Dividends and Interest Receivable	21,408,997	1,454,335	1,144,275	1,947,765
Prepaid Expenses	105,446	14,136	19,818	13,899

Total Assets	3,785,804,440	215,111,206	344,397,764	163,945,797

Liabilities:
Payable for Investment Securities Purchased	68,739,078	1,365,300	—	2,327,480
Payable for Capital Shares Redeemed	2,428,818	13,195	548,723	14,500
Payable Due to Investment Adviser	1,096,016	89,555	86,633	34,179
Shareholder Servicing Fees Payable — A Class Shares	1,010	299	—	—
Professional Fee Payable	65,895	38,413	26,590	25,809
Payable Due to Administrator	227,399	13,006	20,970	9,928
Payable Due to Distributor — Investor Class Shares	101,024	2,675	5,424	1,250
Payable Due to Distributor — A Class Shares	260	80	—	—
Payable Due to Trustees	20,734	1,191	1,931	912
Chief Compliance Officer Fees Payable	4,790	275	446	211
Transfer Agent Fees Payable	185,149	7,910	7,139	5,607
Pricing Fees Payable	41,089	17,022	4,258	4,795
Other Accrued Expenses	211,800	6,521	13,590	4,966

Total Liabilities	73,123,062	1,555,442	715,704	2,429,637

Net Assets	$3,712,681,378	$213,555,764	$343,682,060	$161,516,160

NET ASSETS:
Paid-in Capital	$3,742,740,453	$216,690,479	$343,093,394	$157,909,615
Distributable Earnings (Loss)	(30,059,075)	(3,134,715)	588,666	3,606,545

Net Assets	$3,712,681,378	$213,555,764	$343,682,060	$161,516,160

Institutional Class Shares:
Net Assets	$3,191,392,411	$199,799,841	$318,215,268	$155,224,241
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	306,302,559	20,549,464	30,965,219	14,772,192
Net Asset Value, Offering and Redemption Price Per Share	$10.42	$9.72	$10.28	$10.51

Investor Class Shares:
Net Assets	$520,290,514	$13,365,820	$25,466,792	$6,291,919
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	49,960,580	1,376,585	2,477,448	598,685
Net Asset Value, Offering and Redemption Price Per Share	$10.41	$9.71	$10.28	$10.51

A Class Shares:
Net Assets	$998,453	$390,103	n/a	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	95,886	40,186	n/a	n/a
Net Asset Value, Offering and Redemption Price Per Share	$10.41	$9.71	n/a	n/a

Cost of Investments	$3,475,808,118	$188,320,939	$329,484,963	$158,571,076
Cost of Repurchase Agreements	270,000,000	25,000,000	10,000,000	—

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 9

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Value Equity Fund	Mid Cap Equity Fund

Investment Income:

Dividend Income	$3,002,384	$1,699,323	$133,968

Foreign Taxes Withheld	(7,293)	—	(22)

Total Investment Income	2,995,091	1,699,323	133,946

Expenses:

Investment Advisory Fees	1,552,451	330,394	37,159

Administration Fees	229,013	49,024	5,507

Distribution Fees — Investor Class Shares	111,988	37,630	1,750

Trustees’ Fees	7,416	1,647	170

Chief Compliance Officer Fees	1,363	587	445

Transfer Agent Fees	46,321	32,858	26,286

Professional Fees	28,765	22,949	32,193

Registration Fees	46,689	29,964	31,073

Printing Fees	17,307	3,441	583

Custodian Fees	12,556	4,301	5,011

Interest Expense on Borrowings	—	4,230	1,115

Insurance and Other Expenses	12,352	4,751	2,503

Total Expenses	2,066,221	521,776	143,795

Less: Investment Advisory Fees Waived	—	—	(26,438)

Less: Fees Paid Indirectly	(2,032)	(467)	(60)

Net Expenses	2,064,189	521,309	117,297

Net Investment Income	930,902	1,178,014	16,649

Net Realized Gain from Investments	29,612,815	6,592,172	1,603,969

Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,306,421)	(14,708,765)	(1,494,426)

Net Realized and Unrealized Gain (Loss) on Investments	28,306,394	(8,116,593)	109,543

Increase (Decrease) in Net Assets Resulting from Operations	$29,237,296	$(6,938,579)	$126,192

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 9

STATEMENTS OF OPERATIONS

	Total Return Bond Fund	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund

Investment Income:

Interest Income	$134,792,784	$10,311,401	$8,344,339	$4,249,406

Dividend Income	481,852	14,665	24,831	190,304

Total Investment Income	135,274,636	10,326,066	8,369,170	4,439,710

Expenses:

Investment Advisory Fees	11,162,045	1,058,504	968,319	569,845

Administration Fees	2,348,839	156,137	237,985	120,125

Shareholder Servicing fees — A Class Shares	1,074	293	n/a	n/a

Distribution Fees — Investor Class Shares	1,070,814	33,922	69,736	11,631

Distribution Fees — A Class Shares	2,684	732	n/a	n/a

Trustees’ Fees	75,930	5,014	7,710	3,871

Chief Compliance Officer Fees	10,581	1,056	1,419	904

Transfer Agent Fees	614,359	52,097	49,051	37,458

Registration Fees	240,555	56,955	44,747	30,085

Professional Fees	152,356	56,631	33,349	29,694

Printing Fees	210,891	13,791	17,375	5,968

Custodian Fees	129,077	8,285	12,959	13,401

Insurance and Other Expenses	242,821	79,684	24,070	25,709

Total Expenses	16,262,026	1,523,101	1,466,720	848,691

Less: Investment Advisory Fees Waived	—	—	—	(162,812)

Less: Fees Paid Indirectly	(63,918)	(2,323)	(2,028)	(215)

Net Expenses	16,198,108	1,520,778	1,464,692	685,664

Net Investment Income	119,076,528	8,805,288	6,904,478	3,754,046

Net Realized Gain (Loss) from Investments	(19,700,120)	(1,012,683)	(47,515)	27,584

Net Change in Unrealized Appreciation (Depreciation) on Investments	65,485,924	2,373,819	4,287,164	4,748,549

Net Realized and Unrealized Gain on Investments	45,785,804	1,361,136	4,239,649	4,776,133

Increase in Net Assets Resulting from Operations	$164,862,332	$10,166,424	$11,144,127	$8,530,179

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations:
Net Investment Income	$930,902	$664,368
Net Realized Gain on Investments	29,612,815	33,368,761
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,306,421)	32,239,079

Net Increase (Decrease) in Net Assets Resulting from Operations	29,237,296	66,272,208

Distributions:(1)
Institutional Class Shares	(34,131,973)	(58,987,587)
Investor Class Shares	(5,586,562)	(9,643,250)

Total Distributions	(39,718,535)	(68,630,837)

Capital Share Transactions:
Institutional Class Shares:
Issued	49,641,365	41,210,427
Reinvestment of Dividends	15,323,192	20,367,190
Redeemed	(37,485,376)	(38,492,242)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	27,479,181	23,085,375

Investor Class Shares:
Issued	2,582,372	3,402,574
Reinvestment of Dividends	5,463,581	6,947,111
Redeemed	(5,934,245)	(4,264,191)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	2,111,708	6,085,494

Net Increase (Decrease) in Net Assets from Capital Share Transactions	29,590,889	29,170,869

Total Increase (Decrease) in Net Assets	19,109,650	26,812,240

Net assets:
Beginning of Year	318,774,601	291,962,361

End of Year(2)	$337,884,251	$318,774,601

Share Transactions:
Institutional Class Shares:
Issued	3,741,882	2,952,620
Reinvestment of Dividends	1,321,795	1,596,207
Redeemed	(2,831,757)	(2,715,465)

Total Increase (Decrease) in Institutional Class Shares	2,231,920	1,833,362

Investor Class Shares:
Issued	196,563	243,116
Reinvestment of Dividends	478,924	550,939
Redeemed	(450,708)	(298,178)

Total Increase (Decrease) in Investor Class Shares	224,779	495,877

Net Increase (Decrease) in Shares Outstanding	2,456,699	2,329,239

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)

Includes undistributed net investment income of $416,952, $125,583 and $10,912, as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Value Equity Fund		Mid Cap Equity Fund
Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2019	Year Ended July 31, 2018

$1,178,014	$1,535,035	$16,649	$9,293
6,592,172	9,237,700	1,603,969	3,020,386
(14,708,765)	(1,081,765)	(1,494,426)	(1,312,160)

(6,938,579)	9,690,970	126,192	1,717,519

(7,698,849)	(6,588,589)	(2,233,008)	(2,273,805)
(2,390,282)	(2,380,913)	(210,593)	(120,280)

(10,089,131)	(8,969,502)	(2,443,601)	(2,394,085)

2,725,486	8,983,753	217,618	3,541,307
3,824,810	3,431,639	304,641	119,530
(44,219,339)	(28,751,664)	(7,320,407)	(864,128)

(37,669,043)	(16,336,272)	(6,798,148)	2,796,709

191,873	2,265,428	91,953	2,046,273
2,073,351	2,126,847	207,521	103,455
(20,361,275)	(3,831,632)	(317,117)	(7,860,527)

(18,096,051)	560,643	(17,643)	(5,710,799)

(55,765,094)	(15,775,629)	(6,815,791)	(2,914,090)

(72,792,804)	(15,054,161)	(9,133,200)	(3,590,656)

102,164,918	117,219,079	13,546,435	17,137,091

$29,372,114	$102,164,918	$4,413,235	$13,546,435

317,617	976,635	26,188	353,152
503,138	377,430	46,745	12,425
(5,651,432)	(3,150,603)	(841,693)	(87,261)

(4,830,677)	(1,796,538)	(768,760)	278,316

21,988	251,206	14,604	199,222
270,930	234,404	32,633	10,901
(2,810,677)	(413,577)	(44,857)	(744,833)

(2,517,759)	72,033	2,380	(534,710)

(7,348,436)	(1,724,505)	(766,380)	(256,394)

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Total Return Bond Fund*
	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations:
Net Investment Income	$119,076,528	$88,963,137
Net Realized Gain (Loss) on Investments	(19,700,120)	(8,007,969)
Net Change in Unrealized Appreciation (Depreciation) on Investments	65,485,924	(41,651,057)

Net Increase (Decrease) in Net Assets Resulting from Operations	164,862,332	39,304,111

Distributions:(1)
Institutional Class Shares	(103,743,506)	(80,205,493)
Investor Class Shares	(14,981,109)	(12,147,489)
A Class Shares	(39,688)	(470)
Return of Capital:
Institutional Class Shares	—	—
Investor Class Shares	—	—

Total Distributions	(118,764,303)	(92,353,452)

Capital Share Transactions:
Institutional Class Shares:
Issued	1,275,659,383	783,733,743
Reinvestment of Dividends	52,809,404	32,030,991
Redeemed	(526,537,951)	(338,896,091)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	801,930,836	476,868,643

Investor Class Shares:
Issued	234,367,919	167,263,691
Reinvestment of Dividends	13,491,205	9,568,814
Redeemed	(107,868,376)	(119,864,338)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	139,990,748	56,968,167

A Class Shares:
Issued	2,591,910	193,177
Reinvestment of Dividends	22,168	470
Redeemed	(1,831,189)	(55)

Net Increase in Net Assets from A Class Share Transactions	782,889	193,592

Net Increase (Decrease) in Net Assets from Capital Share Transactions	942,704,473	534,030,402

Total Increase (Decrease) in Net Assets	988,802,502	480,981,061

Net assets:
Beginning of Year	2,723,878,876	2,242,897,815

End of Year(2)	$3,712,681,378	$2,723,878,876

Share Transactions:
Institutional Class Shares:
Issued	123,734,964	75,396,793
Reinvestment of Dividends	5,119,434	3,087,124
Redeemed	(51,060,500)	(32,652,517)

Total Increase (Decrease) in Institutional Class Shares	77,793,898	45,831,400

Investor Class Shares:
Issued	22,702,677	16,093,674
Reinvestment of Dividends	1,309,140	922,827
Redeemed	(10,473,089)	(11,537,392)

Total Increase (Decrease) in Investor Class Shares	13,538,728	5,479,109

A Class Shares:
Issued	251,341	18,787
Reinvestment of Dividends	2,154	46
Redeemed	(176,437)	(5)

Total Increase in A Class Shares	77,058	18,828

Net Increase (Decrease) in Shares Outstanding	91,409,684	51,329,337

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)

Includes undistributed (distributions in excess of) net investment income of $126,934, $(4), $7, and $176,543, as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

*	A Class Shares commenced operations on June 1, 2018.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Credit Fund*		Low Duration Bond Fund		Municipal Bond Fund
Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2019	Year Ended July 31, 2018

$8,805,288	$11,025,014	$6,904,478	$5,284,166	$3,754,046	$4,761,418
(1,012,683)	143,433	(47,515)	(153,257)	27,584	8,195
2,373,819	(3,859,447)	4,287,164	(2,975,578)	4,748,549	(4,819,396)

10,166,424	7,309,000	11,144,127	2,155,331	8,530,179	(49,783)

(10,632,463)	(10,844,779)	(6,209,133)	(4,888,861)	(3,702,767)	(5,523,527)
(695,665)	(801,951)	(508,809)	(443,581)	(97,625)	(106,412)
(15,260)	(643)	n/a	n/a	n/a	n/a

—	—	—	(111,690)	—	—
—	—	—	(11,840)	—	—

(11,343,388)	(11,647,373)	(6,717,942)	(5,455,972)	(3,800,392)	(5,629,939)

32,336,884	58,184,554	92,727,991	76,400,966	18,945,654	39,493,154
1,746,933	1,419,839	1,740,731	1,030,885	713,820	595,215
(30,213,513)	(21,772,368)	(60,805,994)	(38,495,761)	(36,122,733)	(127,013,223)

3,870,304	37,832,025	33,662,728	38,936,090	(16,463,259)	(86,924,854)

2,631,594	4,662,889	3,583,916	2,671,237	2,117,279	765,142
623,737	559,033	475,937	295,500	89,852	93,608
(3,577,126)	(4,448,860)	(7,221,447)	(2,739,594)	(133,770)	(2,123,789)

(321,795)	773,062	(3,161,594)	227,143	2,073,361	(1,265,039)

215,918	159,100	n/a	n/a	n/a	n/a
15,260	643	n/a	n/a	n/a	n/a
—	—	n/a	n/a	n/a	n/a

231,178	159,743	n/a	n/a	n/a	n/a

3,779,687	38,764,830	30,501,134	39,163,233	(14,389,898)	(88,189,893)

2,602,723	34,426,457	34,927,319	35,862,592	(9,660,111)	(93,869,615)

210,953,041	176,526,584	308,754,741	272,892,149	171,176,271	265,045,886

$213,555,764	$210,953,041	$343,682,060	$308,754,741	$161,516,160	$171,176,271

3,341,399	5,869,022	9,066,205	7,489,171	1,841,451	3,847,524
181,262	143,349	170,373	101,247	69,464	57,841
(3,120,283)	(2,197,771)	(5,947,520)	(3,777,209)	(3,525,533)	(12,326,165)

402,378	3,814,600	3,289,058	3,813,209	(1,614,618)	(8,420,800)

271,984	468,887	350,504	262,191	203,466	74,791
64,781	56,533	46,595	29,010	8,736	9,118
(371,231)	(448,778)	(704,905)	(268,399)	(12,797)	(204,633)

(34,466)	76,642	(307,806)	22,802	199,405	(120,724)

22,266	16,268	n/a	n/a	n/a	n/a
1,586	66	n/a	n/a	n/a	n/a
—	—	n/a	n/a	n/a	n/a

23,852	16,334	n/a	n/a	n/a	n/a

391,764	3,907,576	2,981,252	3,836,011	(1,415,213)	(8,541,524)

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund

Institutional Class Shares
2019	$14.49	$0.05	$1.09	$1.14	$(0.04)	$(1.77)	$(1.81)	$13.82	10.34%	$290,773	0.63%	0.63%	0.34%	25%
2018	14.82	0.04	3.18	3.22	(0.03)	(3.52)	(3.55)	14.49	25.05	272,509	0.65	0.65	0.26	15
2017	13.61	0.04	2.51	2.55	(0.02)	(1.32)	(1.34)	14.82	20.54	251,675	0.79	0.79	0.27	16
2016	15.61	0.02	(0.32)	(0.30)	(0.02)	(1.68)	(1.70)	13.61	(1.72)	348,935	0.80	0.80	0.11	23
2015	14.49	0.03	2.00	2.03	(0.03)	(0.88)	(0.91)	15.61	14.45	388,998	0.80	0.80	0.21	19

Investor Class Shares
2019	$14.30	$0.01	$1.08	$1.09	$(0.01)	$(1.77)	$(1.78)	$13.61	10.05%	$47,111	0.88%	0.88%	0.09%	25%
2018	14.70	—	3.15	3.15	(0.03)	(3.52)	(3.55)	14.30	24.72	46,266	0.90	0.90	0.01	15
2017	13.51	0.01	2.50	2.51	—	(1.32)	(1.32)	14.70	20.33	40,287	1.04	1.04	0.04	16
2016	15.53	(0.02)	(0.32)	(0.34)	—	(1.68)	(1.68)	13.51	(2.01)	64,238	1.05	1.05	(0.14)	23
2015	14.43	(0.01)	1.99	1.98	—	(0.88)	(0.88)	15.53	14.17	64,522	1.05	1.05	(0.03)	19

Value Equity Fund

Institutional Class Shares
2019	$9.17	$0.15	$(0.34)	$(0.19)	$(0.15)	$(1.08)	$(1.23)	$7.75	(1.12)%	$23,922	0.74%	0.74%	1.79%	41%
2018	9.11	0.14	0.70	0.84	(0.14)	(0.64)	(0.78)	9.17	9.37	72,653	0.70	0.70	1.50	26
2017	10.02	0.19	1.19	1.38	(0.19)	(2.10)	(2.29)	9.11	14.48	88,541	0.80	0.80	1.90	35
2016	11.20	0.15	(0.16)‡	(0.01)	(0.15)	(1.02)	(1.17)	10.02	0.55	315,388	0.80	0.80	1.54	52
2015	11.18	0.15	1.04	1.19	(0.16)	(1.01)	(1.17)	11.20	11.14	273,297	0.80	0.80	1.37	53

Investor Class Shares
2019	$9.16	$0.15	$(0.37)	$(0.22)	$(0.13)	$(1.08)	$(1.21)	$7.73	(1.46)%	$5,450	0.99%	0.99%	1.77%	41%
2018	9.10	0.11	0.71	0.82	(0.12)	(0.64)	(0.76)	9.16	9.16	29,512	0.95	0.95	1.23	26
2017	10.01	0.17	1.18	1.35	(0.16)	(2.10)	(2.26)	9.10	14.20	28,678	1.05	1.05	1.69	35
2016	11.19	0.13	(0.17)‡	(0.04)	(0.12)	(1.02)	(1.14)	10.01	0.30	60,576	1.05	1.05	1.29	52
2015	11.17	0.13	1.03	1.16	(0.13)	(1.01)	(1.14)	11.19	10.90	57,837	1.05	1.05	1.13	53

Mid Cap Equity Fund

Institutional Class Shares
2019	$9.97	$0.02	$0.14	$0.16	$(0.02)	$(2.66)	$(2.68)	$7.45	5.67%	$3,767	1.55%	1.90%	0.25%	57%
2018	10.65	0.01	1.41	1.42	—	(2.10)	(2.10)	9.97	14.09	12,701	1.34	1.34	0.08	55
2017	9.85	(0.01)	1.48	1.47	—	(0.67)	(0.67)	10.65	15.47	10,606	1.36	1.36	(0.15)	38
2016	13.73	(0.06)	(1.30)	(1.36)	—	(2.52)	(2.52)	9.85	(9.08)	10,576	1.45	1.45	(0.57)	102
2015	14.57	(0.15)	1.91	1.76	—	(2.60)	(2.60)	13.73	14.26	15,971	1.47 (2)	1.42	(1.08)	80

Investor Class Shares
2019	$9.82	$—	$0.15	$0.15	$(0.01)	$(2.66)	$(2.67)	$7.30	5.60%	$646	1.80%	2.25%	(0.01)%	57%
2018	10.52	—	1.40	1.40	—	(2.10)	(2.10)	9.82	14.04	845	1.52	1.52	0.01	55
2017	9.74	(0.04)	1.49	1.45	—	(0.67)	(0.67)	10.52	15.43	6,531	1.62	1.62	(0.41)	38
2016	13.65	(0.04)	(1.35)	(1.39)	—	(2.52)	(2.52)	9.74	(9.38)	3,421	1.73	1.73	(0.43)	102
2015	14.53	(0.19)	1.91	1.72	—	(2.60)	(2.60)	13.65	14.01	583	1.74 (2)	1.70	(1.39)	80

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Per share data calculated using the average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Total Return Bond Fund

Institutional Class Shares
2019	$10.28	$0.39	$0.13	$0.52	$(0.38)	$—	$(0.38)	$10.42	5.19%	$3,191,392	0.47%	0.48%	3.77%	40%
2018	10.50	0.37	(0.20)	0.17	(0.37)	(0.02)	(0.39)	10.28	1.60	2,349,388	0.48	0.48	3.60	15
2017	10.52	0.39	(0.02)	0.37	(0.38)	(0.01)	(0.39)	10.50	3.63	1,918,126	0.51	0.51	3.68	24
2016	10.56	0.41	—	0.41	(0.40)	(0.05)	(0.45)	10.52	4.02	1,606,097	0.52	0.52	3.90	32
2015	10.90	0.38	(0.21)	0.17	(0.38)	(0.13)	(0.51)	10.56	1.58	1,565,895	0.51	0.51	3.51	49

Investor Class Shares
2019	$10.28	$0.36	$0.13	$0.49	$(0.36)	$—	$(0.36)	$10.41	4.83%	$520,291	0.72%	0.73%	3.51%	40%
2018	10.50	0.35	(0.21)	0.14	(0.34)	(0.02)	(0.36)	10.28	1.35	374,298	0.73	0.73	3.35	15
2017	10.52	0.36	(0.02)	0.34	(0.35)	(0.01)	(0.36)	10.50	3.37	324,772	0.76	0.76	3.43	24
2016	10.56	0.38	—	0.38	(0.37)	(0.05)	(0.42)	10.52	3.76	260,702	0.77	0.77	3.65	32
2015	10.90	0.35	(0.20)	0.15	(0.36)	(0.13)	(0.49)	10.56	1.33	253,157	0.75	0.75	3.26	49

A Class Shares
2019	$10.28	$0.36	$0.11	$0.47	$(0.34)	$—	$(0.34)	$10.41	4.69%	$998	0.82%	0.83%	3.49%	40%
2018(a)	10.29	0.05	(0.01)	0.04	(0.05)	—	(0.05)	10.28	0.44	193	0.88 *	0.88 *	3.05 *	15 **

Credit Fund

Institutional Class Shares
2019	$9.78	$0.40	$0.06	$0.46	$(0.49)	$(0.03)	$(0.52)	$9.72	4.88%	$199,800	0.70%	0.70%	4.18%	19%
2018	9.99	0.56	(0.17)	0.39	(0.47)	(0.13)	(0.60)	9.78	3.96	197,014	0.71	0.71	5.67	33
2017	9.63	0.55	0.30	0.85	(0.49)	—	(0.49)	9.99	9.08	163,210	0.81	0.81	5.57	27
2016	9.86	0.49	(0.24)	0.25	(0.48)^	—	(0.48)	9.63	2.79	129,395	0.83	0.83	5.27	36
2015	10.27	0.49	(0.34)	0.15	(0.49)	(0.07)	(0.56)	9.86	1.45	88,349	0.84	0.84	4.83	47

Investor Class Shares
2019	$9.77	$0.38	$0.05	$0.43	$(0.46)	$(0.03)	$(0.49)	$9.71	4.62%	$13,366	0.95%	0.95%	3.93%	19%
2018	9.98	0.54	(0.18)	0.36	(0.44)	(0.13)	(0.57)	9.77	3.71	13,779	0.96	0.96	5.41	33
2017	9.62	0.52	0.31	0.83	(0.47)	—	(0.47)	9.98	8.82	13,317	1.06	1.06	5.28	27
2016	9.85	0.47	(0.25)	0.22	(0.45)^	—	(0.45)	9.62	2.54	10,565	1.08	1.08	5.02	36
2015	10.26	0.46	(0.34)	0.12	(0.46)	(0.07)	(0.53)	9.85	1.19	9,671	1.08	1.08	4.58	47

A Class Shares
2019	$9.76	$0.37	$0.06	$0.43	$(0.45)	$(0.03)	$(0.48)	$9.71	4.60%	$390	1.05%	1.05%	3.83%	19%
2018(a)	9.80	0.08	(0.04)	0.04	(0.08)	—	(0.08)	9.76	0.36	160	1.11 *	1.11 *	4.68 *	33 **

Low Duration Bond Fund

Institutional Class Shares
2019	$10.14	$0.22	$0.13	$0.35	$(0.21)	$—	$(0.21)	$10.28	3.52%	$318,215	0.43%	0.43%	2.16%	23%
2018	10.25	0.19	(0.11)	0.08	(0.19)^	—	(0.19)	10.14	0.80	280,519	0.45	0.45	1.83	20
2017	10.28	0.18	(0.03)	0.15	(0.18)	—	(0.18)	10.25	1.48	244,575	0.46	0.46	1.80	26
2016	10.30	0.16	(0.01)	0.15	(0.17)	—	(0.17)	10.28	1.43	214,708	0.51	0.51	1.58	36
2015	10.30	0.13	—	0.13	(0.13)	—	(0.13)	10.30	1.30	214,904	0.52	0.52	1.29	52

Investor Class Shares
2019	$10.14	$0.19	$0.14	$0.33	$(0.19)	$—	$(0.19)	$10.28	3.26%	$25,467	0.68%	0.68%	1.90%	23%
2018	10.25	0.16	(0.10)	0.06	(0.17)^	—	(0.17)	10.14	0.54	28,236	0.70	0.70	1.58	20
2017	10.28	0.16	(0.03)	0.13	(0.16)	—	(0.16)	10.25	1.24	28,317	0.71	0.71	1.55	26
2016	10.30	0.14	(0.02)	0.12	(0.14)	—	(0.14)	10.28	1.18	19,678	0.76	0.76	1.33	36
2015	10.30	0.11	—	0.11	(0.11)	—	(0.11)	10.30	1.05	19,026	0.77	0.77	1.04	52

*	Annualized.
**	Not annualized.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on June 1, 2018.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Municipal Bond Fund

Institutional Class Shares
2019	$10.20	$0.24	$0.31	$0.55	$(0.24)	$— ^^	$(0.24)	$10.51	5.49	%††	$155,224	0.41%	0.51%	2.31%	9%
2018	10.46	0.24	(0.21)	0.03	(0.25)	(0.04)	(0.29)	10.20	0.26	††	167,105	0.43	0.53	2.35	3
2017	10.70	0.24	(0.24)	—	(0.24)	—	(0.24)	10.46	0.00	††	259,606	0.42	0.52	2.28	21
2016	10.51	0.26	0.18	0.44	(0.25)	—	(0.25)	10.70	4.22	††	265,697	0.42	0.52	2.45	5
2015	10.52	0.26	0.01	0.27	(0.27)	(0.01)	(0.28)	10.51	2.52	††	234,565	0.42	0.52	2.49	9

Investor Class Shares
2019	$10.20	$0.21	$0.31	$0.52	$(0.21)	$— ^^	$(0.21)	$10.51	5.21	%††	$6,292	0.66%	0.76%	2.07%	9%
2018	10.46	0.22	(0.22)	—	(0.22)	(0.04)	(0.26)	10.20	0.00	††	4,071	0.68	0.78	2.12	3
2017	10.70	0.21	(0.24)	(0.03)	(0.21)	—	(0.21)	10.46	(0.25	)††	5,440	0.67	0.77	2.03	21
2016	10.50	0.23	0.19	0.42	(0.22)	—	(0.22)	10.70	4.06	††	5,432	0.67	0.77	2.18	5
2015	10.52	0.24	(0.01)	0.23	(0.24)	(0.01)	(0.25)	10.50	2.16	††	3,906	0.67	0.77	2.25	9

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
^^	Amount is less than $0.01 per share.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Frost Family of Funds (the “Trust”) is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 11, 2018. The Frost Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Value Equity Fund (the “Value Equity Fund”), Frost Mid Cap Equity Fund (the “Mid Cap Equity Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), and Frost Municipal Bond Fund (the “Municipal Bond Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Value Equity Fund seeks to achieve long-term capital appreciation and current income. The Mid Cap Equity Fund seeks to maximize long-term capital appreciation. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Certain of the Funds currently offer Institutional Class Shares, Investor Class Shares and A Class Shares.

Each Fund is a successor to a corresponding predecessor mutual fund of the same name that was a series of The Advisors’ Inner Circle Fund II (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”). Each Predecessor Fund was managed by Frost Investment Advisors, LLC (the “Adviser” or “Frost”) using substantially the same investment objectives, strategies, policies and restrictions as those used by its corresponding Fund. Each Predecessor Fund was reorganized into its corresponding Fund on June 24, 2019 in connection with each Fund’s commencement of operations (each, a “Reorganization”). Each Predecessor Fund is treated as the survivor of the relevant Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Funds for periods prior to June 24, 2019 is that of the Predecessor Funds.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Exchange-traded registered investment companies are valued at the closing price from the primary exchange.

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Open-end investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Frost Investment Advisors, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended July 31, 2019, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Sub- chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

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As of and during the year ended July 31, 2019, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Growth Equity Fund and Mid Cap Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Value Equity Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, and Municipal Bond Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Line of Credit — The Funds entered into an agreement which enables them to participate in a $100 million unsecured committed revolving line of credit on a first come, first serve basis, with MUFG Union Bank, N.A. (the “Custodian”) which expires June 30, 2020. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate. As of July 31, 2019, there were no borrowings outstanding. Listed below are Funds which had borrowings during the year ended July 31, 2019:

	Maximum Amount Borrowed	Number of Days Outstanding	Average Outstanding Balance	Daily Weighted Average Interest Rate	Interest Paid
Value Equity Fund	$3,615,133	29	$940,803	5.50%	$4,230
Mid Cap Equity Fund	1,346,042	51	145,575	5.47	1,115

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2019, the Funds were charged as follows for these services: $229,013 in the Growth Equity Fund, $49,024 in the Value Equity Fund, $5,507 in the Mid Cap Equity Fund, $2,348,839 in the Total Return Bond Fund, $156,137 in the Credit Fund, $237,985 in the Low Duration Bond Fund, and $120,125 in the Municipal Bond Fund.

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The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares and A Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Investor Class Shares and A Class Shares as compensation for distribution services.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ A Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

The Adviser serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Cullen/Frost Bankers, Inc. (“Frost Bank”). For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until June 24, 2021 (the “Contractual Expense Limitation”) for the Growth Equity Fund, Value Equity Fund, Mid Cap Equity Fund, Total Return Bond Fund, Credit Fund and Low Duration Bond Fund. The Adviser is entitled to the same fee for its services to each Predecessor Fund as it is for each Predecessor Fund’s corresponding Fund. In addition, the Adviser agreed to the same Contractual Expense Limitation and Voluntary Expense Limitation, as applicable, for each Predecessor Fund as with its corresponding Fund.

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Shares Contractual Expense Limitation	Investor Class Shares Contractual Expense Limitation	A Class Shares Contractual Expense Limitation

Growth Equity Fund†	0.50%	1.25%	1.50%	N/A

Value Equity Fund†	0.50%	1.25%	1.50%	N/A

Mid Cap Equity Fund†	0.50%	1.55%	1.80%	N/A

Total Return Bond Fund	0.35%	0.95%	1.20%	1.35%

Credit Fund††	0.50%	1.00%	1.25%	1.40%

Low Duration Bond Fund	0.30%	0.95%	1.20%	N/A

†	Prior to September 1, 2017, the investment advisory fee was 0.65%.

††	Prior to September 1, 2017, the investment advisory fee was 0.60%.

The Adviser has voluntarily agreed to reduce its investment advisory fees for the Municipal Bond Fund as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Voluntary Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of the Municipal Bond Fund’s investment advisory fee and the Adviser’s Voluntary Fee Reduction and Voluntary Expense Limitation.

Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Shares Voluntary Expense Limitation	Investor Class Shares Voluntary Expense Limitation

Municipal Bond Fund	0.35%	0.10%	1.05%	1.30%

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period up to the expense cap

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in place at the time the expenses were waived. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2019, the Adviser did not recapture previously waived/reimbursed fees for the Funds. As of July 31, 2019, the Mid Cap Equity Fund had $26,438 of advisory fees waived which may be recouped by the Advisor through their expiration in 2022. A liability was not recorded as of July 31, 2019 due to the Advisor’s assessment this recoupment is unlikely.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2019 were as follows:

	U.S. Government	Other	Total

Growth Equity Fund
Purchases	$—	$74,620,593	$74,620,593
Sales	—	90,955,247	90,955,247

Value Equity Fund
Purchases	—	25,541,916	25,541,916
Sales	—	84,866,938	84,866,938

Mid Cap Equity Fund
Purchases	—	4,136,463	4,136,463
Sales	—	12,677,701	12,677,701

Total Return Bond Fund
Purchases	546,608,962	1,149,781,727	1,696,390,689
Sales	569,719,296	557,046,695	1,126,765,991

	U.S. Government	Other	Total

Credit Fund
Purchases	$—	$35,598,640	$35,598,640
Sales	—	46,718,949	46,718,949

Low Duration Bond Fund
Purchases	10,000,000	76,083,126	86,083,126
Sales	34,051,674	32,439,741	66,491,415

Municipal Bond Fund
Purchases	—	13,601,432	13,601,432
Sales	—	30,898,683	30,898,683

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to Rule 17a-7 of the 1940 Act. These transactions are effected at market rates without incurring broker commissions. During the year ended July 31, 2019, there were no 17a-7 transactions.

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. During the year ended July 31, 2019, there were no such permanent reclassifications.

The tax character of dividends and distributions declared during the years ended July 31, 2019 and July 31, 2018 was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2019	$—	$792,945	$38,925,590	$—	$39,718,535
2018	—	2,140,905	66,489,932	—	68,630,837
Value Equity Fund
2019	—	1,288,977	8,800,154	—	10,089,131
2018	—	1,879,241	7,090,261	—	8,969,502
Mid Cap Equity Fund
2019	—	170,406	2,273,195	—	2,443,601
2018	—	106,520	2,287,565	—	2,394,085
Total Return Bond Fund
2019	—	118,764,303	—	—	118,764,303
2018	—	89,599,810	2,753,642	—	92,353,452
Credit Fund
2019	—	10,589,414	753,974	—	11,343,388
2018	—	9,436,328	2,211,045	—	11,647,373
Low Duration Bond Fund
2019	—	6,717,942	—	—	6,717,942
2018	—	5,332,442	—	123,530	5,455,972
Municipal Bond Fund
2019	3,585,302	215,090	—	—	3,800,392
2018	4,691,519	71,882	866,538	—	5,629,939

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As of July 31, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post-October Losses	Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$560,769	$—	$23,520,604	$—	$—	$—	$149,347,559	$5	$173,428,937
Value Equity Fund	16,695	—	1,297,572	—	—	—	2,256,378	3	3,570,648
Mid Cap Equity Fund	—	—	652,227	—	—	—	412,095	2	1,064,324
Total Return Bond Fund	197,689	—	—	(9,979,178)	(17,434,191)	—	(2,843,414)	19	(30,059,075)
Credit Fund	19,447	—	—	—	(3,075,517)	—	(78,642)	(3)	(3,134,715)
Low Duration Bond Fund	171,263	—	—	(1,560,644)	(37,965)	—	2,016,006	6	588,666
Municipal Bond Fund	—	81,144	27,584	—	—	—	3,497,820	(3)	3,606,545

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2018 through July 31, 2019, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2019 through July 31, 2019 and specified losses realized on investment transactions from November 1, 2018 through July 31, 2019, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Total Return Bond Fund	$—	$9,979,178	$9,979,178
Low Duration Bond Fund	1,293,712	266,932	1,560,644

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2019 were as follows:

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$188,205,929	$151,922,009	$(2,574,450)	$149,347,559
Value Equity Fund	27,238,148	3,733,561	(1,477,183)	2,256,378
Mid Cap Equity Fund	3,987,664	505,638	(93,543)	412,095
Total Return Bond Fund	3,745,800,349	78,615,005	(81,458,419)	(2,843,414)
Credit Fund	213,320,939	4,687,123	(4,765,765)	(78,642)
Low Duration Bond Fund	339,484,963	2,715,841	(699,835)	2,016,006
Municipal Bond Fund	158,475,793	4,306,070	(808,250)	3,497,820

8. Risks:

Asset-Backed and Mortgage-Backed Securities Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset- backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner

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than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Convertible Securities Risk (Mid Cap Equity Fund): The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Credit Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade secu- rity is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency’s own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Equity Risk (Growth Equity Fund, Value Equity Fund, Mid Cap Equity Fund): Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of each Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in each Fund.

Foreign Company Risk (Growth Equity Fund, Value Equity Fund, Credit Fund): Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (“SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk (Growth Equity Fund): The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

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Interest Rate Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

Issuer Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk (Credit Fund): The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Management Risk (Each Fund): The risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser and the individual portfolio manager in connection with managing each Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk (Credit Fund): The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mid-Capitalization Company Risk (Mid Cap Equity Fund): The mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Municipal Issuers Risk (Low Duration Bond Fund, Municipal Bond Fund): There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of each Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Preferred Stock Risk (Mid Cap Equity Fund): Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

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Prepayment and Extension Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Rights and Warrants Risk (Mid Cap Equity Fund): The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Small- and Mid-Capitalization Company Risk (Growth Equity Fund, Value Equity Fund): The small- and mid-capitalization companies in which these Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

State-Specific Risk (Municipal Bond Fund): The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Structured Note Risk (Credit Fund): The Fund may invest in fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Value Style Risk (Value Equity Fund): The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Zero Coupon, Deferred Interest and Pay-In-Kind Bond Risk (Credit Fund): These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Other:

On July 31, 2019, the number of shareholders below held the following percentage of the outstanding shares of the Funds:

	# of Shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	3	73.73%
Investor Class Shares	1	83.82%

Value Equity Fund
Institutional Class Shares	3	94.48%
Investor Class Shares	1	14.31%

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	# of Shareholders	% of Outstanding Shares
Mid Cap Equity Fund
Institutional Class Shares	2	88.15%
Investor Class Shares	3	66.75%

Total Return Bond Fund
Institutional Class Shares	4	55.73%
Investor Class Shares	1	18.09%
A Class Shares	2	45.48%

Credit Fund
Institutional Class Shares	3	87.76%
Investor Class Shares	1	82.63%
A Class Shares	2	91.47%

Low Duration Bond Fund
Institutional Class Shares	3	72.33%
Investor Class Shares	1	59.29%

Municipal Bond Fund
Institutional Class Shares	1	64.95%
Investor Class Shares	3	88.88%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

10. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Other-wise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

	Net Investment Income	Net Realized Gains	Total
Growth Equity Fund
Institutional Class Shares	$(576,433)	$(58,411,154)	$(58,987,587)
Investor Class Shares	(94,857)	(9,548,393)	(9,643,250)

Value Equity Fund
Institutional Class Shares	(1,158,090)	(5,430,499)	(6,588,589)
Investor Class Shares	(375,793)	(2,005,120)	(2,380,913)

Mid Cap Equity Fund
Institutional Class Shares	—	(2,273,805)	(2,273,805)
Investor Class Shares	—	(120,280)	(120,280)

Total Return Bond Fund
Institutional Class Shares	(76,909,989)	(3,295,504)	(80,205,493)
Investor Class Shares	(11,600,640)	(546,849)	(12,147,489)
A Class Shares	(470)	—	(470)

Credit Fund
Institutional Class Shares	(8,641,359)	(2,203,420)	(10,844,779)
Investor Class Shares	(614,795)	(187,156)	(801,951)
A Class Shares	(643)	—	(643)

Municipal Bond Fund
Institutional Class Shares	(4,671,321)	(852,206)	(5,523,527)
Investor Class Shares	(92,080)	(14,332)	(106,412)

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11. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2019.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Frost Family of Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Frost Family of Funds (the “Trust”) (comprising the Frost Credit Fund, Frost Growth Equity Fund, Frost Low Duration Bond Fund, Frost Mid Cap Equity Fund, Frost Municipal Bond Fund, Frost Total Return Bond Fund, and Frost Value Equity Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of July 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Frost Family of Funds at July 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Frost investment companies since 2008.

San Antonio, Texas

September 27, 2019

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FROST FAMILY OF FUNDS

TRUSTEES AND OFFICERS OF THE FROST FUND FAMILY (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED
TRUSTEES[2,3]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (since 2019)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
TOM STRINGFELLOW (Born: 1953)	Trustee (since 2019)	President, Managing Director, Chief Investment Officer and Senior Fund Manager, Frost Investment Advisors, LLC since 2007. Chief Investment Officer, Frost Bank since 2001.
INDEPENDENT
TRUSTEES[3]

JOSEPH T. GRAUSE, JR (Born: 1952)	Trustee and Lead Independent Trustee (since 2019)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
BRUCE SPECA (Born: 1956)	Trustee (since 2019)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR.[4] (Born: 1942)	Trustee (since 2019)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
ROBERT MULHALL[4] (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates

3	Trustees oversee 7 funds in the Frost Family of Funds.

4	George J. Sullivan resigned as Independent Trustee and Robert Mulhall was elected as Independent Trustee in August 2019.

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Messrs. Nesher and Stringfellow are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2019:

Other Directorships Held in the Past 5 Years[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.
None.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds.

5

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

FROST FAMILY OF FUNDS

TRUSTEES AND OFFICERS OF THE FROST FUND FAMILY (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (since 2019)	Director of Client Service, SEI Investments, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2019)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2019)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2019)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2019)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2019)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Frost Family of Funds, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

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Other Directorships Held in the Past 5 Years

None.

None.

None.
None.
None.
None.
None.

FROST FAMILY OF FUNDS

TRUSTEES AND OFFICERS OF THE FROST FUND FAMILY (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)

ROBERT MORROW (Born: 1968)	Vice President (since 2019)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2019)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

Other Directorships Held in the Past 5 Years

None.
None.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2019 to July 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 2/1/2019	Ending Account Value 7/31/2019	Annualized Expense Ratios	Expense Paid During Period*

Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,120.80	0.62%	$3.26
Investor Class Shares	$1,000.00	$1,119.20	0.87%	$4.57
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.72	0.62%	$3.11
Investor Class Shares	$1,000.00	$1,020.48	0.87%	$4.36

Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,069.90	0.79%	$4.05
Investor Class Shares	$1,000.00	$1,069.00	1.04%	$5.34
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.88	0.79%	$3.96
Investor Class Shares	$1,000.00	$1,019.64	1.04%	$5.21

Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,089.20	1.55%	$8.03
Investor Class Shares	$1,000.00	$1,089.60	1.80%	$9.33
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.11	1.55%	$7.75
Investor Class Shares	$1,000.00	$1,015.87	1.80%	$9.00

Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,032.60	0.48%	$2.42
Investor Class Shares	$1,000.00	$1,031.40	0.73%	$3.68
A Class Shares	$1,000.00	$1,030.50	0.81%	$4.08
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.41	0.48%	$2.41
Investor Class Shares	$1,000.00	$1,021.17	0.73%	$3.66
A Class Shares	$1,000.00	$1,020.78	0.81%	$4.06

	Beginning Account Value 2/1/2019	Ending Account Value 7/31/2019	Annualized Expense Ratios	Expense Paid During Period*

Credit Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,041.00	0.69%	$3.49
Investor Class Shares	$1,000.00	$1,040.90	0.94%	$4.76
A Class Shares	$1,000.00	$1,040.20	1.01%	$5.11
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.37	0.69%	$3.46
Investor Class Shares	$1,000.00	$1,020.13	0.94%	$4.71
A Class Shares	$1,000.00	$1,019.79	1.01%	$5.06

Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,019.00	0.43%	$2.15
Investor Class Shares	$1,000.00	$1,017.80	0.68%	$3.40
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.66	0.43%	$2.16
Investor Class Shares	$1,000.00	$1,021.42	0.68%	$3.41

Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,036.60	0.41%	$2.07
Investor Class Shares	$1,000.00	$1,035.40	0.66%	$3.33
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.76	0.41%	$2.06
Investor Class Shares	$1,000.00	$1,021.52	0.66%	$3.31

*

Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2019 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2019 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2019, the Funds are designating the following items with regard to distributions paid during the year:

	Return of Capital	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	98%	2%	0%	100%
Value Equity Fund	0%	87%	13%	0%	100%
Mid Cap Equity Fund	0%	93%	7%	0%	100%
Total Return Bond Fund	0%	0%	100%	0%	100%
Credit Fund	0%	7%	93%	0%	100%
Low Duration Bond Fund	0%	0%	100%	0%	100%
Municipal Bond Fund(6)	0%	0%	6%	94%	100%

	Dividends Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	100%	100%	0%	0%	0%
Value Equity Fund	100%	100%	0%	0%	0%
Mid Cap Equity Fund	100%	100%	0%	0%	100%
Total Return Bond Fund	0%	0%	0%	94%	0%
Credit Fund	0%	0%	0%	97%	100%
Low Duration Bond Fund	0%	0%	0%	97%	0%
Municipal Bond Fund	0%	0%	0%	0%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)

For California income tax purposes, for the fiscal year ended July 31, 2019, Municipal Bond Fund, designated 3.19% of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Please consult your tax advisor for proper treatment of this information. This notification should be kept with you permanent tax papers.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the advisory agreement (the “Agreement”) between Frost Family of Funds (the “Trust”), on behalf of the Funds (as defined below), and Frost Investment Advisors, LLC (the “Adviser”), must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of the Trust who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on February 25, 2019 to decide whether to approve the Agreement for an initial two-year term. At the meeting, the Board also considered and approved the reorganizations of the Frost Growth Equity Fund, the Frost Mid Cap Equity Fund, the Frost Value Equity Fund, the Frost Low Duration Bond Fund, the Frost Municipal Bond Fund, the Frost Total Return Bond Fund and the Frost Credit Fund, each a series of The Advisors’ Inner Circle Fund II advised by the Adviser (collectively, the “Predecessor Funds”), into, respectively, the Frost Growth Equity Fund, the Frost Mid Cap Equity Fund, the Frost Value Equity Fund, the Frost Low Duration Bond Fund, the Frost Municipal Bond Fund, the Frost Total Return Bond Fund and the Frost Credit Fund, each a series of the Trust (the “Funds”).

In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and information regarding the Predecessor Funds previously provided to the Independent Trustees in their capacity as independent trustees of The Advisors’ Inner Circle Fund II, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Funds and reorganizing the Predecessor Funds into the Funds; (x) the Funds’ proposed objectives and strategies; and (xi) the performance of the Predecessor Funds.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Adviser; and (iii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Adviser would be satisfactory.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

Investment Performance of the Adviser

Because the Adviser served as the investment adviser of the Predecessor Funds and each Fund’s portfolio management team was expected to be the same as the portfolio management team of the corresponding Predecessor Fund, the Board considered the investment performance of the Predecessor Funds in considering the approval of the Agreement. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Predecessor Funds, outlining current market conditions and explaining their expectations and strategies for the future. Following evaluation, the Board concluded, within the context of its full deliberations, that the investment performance of the Adviser and its investment management personnel supported approval of the Agreement.

Costs of Advisory Services

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board also considered that the advisory fee of each Fund would be the same as the advisory fee of the corresponding Predecessor Fund. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to enter into expense limitation and fee waiver arrangements with the Funds.

Profitability and Economies of Scale

Because the Funds had not commenced operations, it was not possible to determine the profitability that the Adviser might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of the Frost Growth Equity Fund, a series of The Advisors Inner Circle Fund II (the “Trust”) was held on June 4, 2019 for the purpose of approving an Agreement and Plan of Reorganization between the Trust, on behalf of the Frost Growth Equity Fund (the “Target Growth Equity Fund”), and Frost Family of Funds (the “Acquiring Trust”), on behalf of the Frost Growth Equity Fund (the “Acquiring Growth Equity Fund”), a newly created series of the Acquiring Trust, the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	20,196,447	84.28%	100%
Against	0	0%	0%
Abstain	214	0%	0%

Total	20,196,661	84.28%	100%

A Special Meeting of the Shareholders of the Frost Mid Cap Equity Fund, a series of The Advisors Inner Circle Fund II (the “Trust”) was held on June 4, 2019 for the purpose of approving an Agreement and Plan of Reorganization between the Trust, on behalf of the Frost Mid Cap Equity Fund (the “Target Mid Cap Equity Fund”), and Frost Family of Funds (the “Acquiring Trust”), on behalf of the Frost Mid Cap Equity Fund (the “Acquiring Mid Cap Equity Fund”), a newly created series of the Acquiring Trust, the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	783,467	89.49%	100%
Against	0	0%	0%
Abstain	0	0%	0%

Total	783,467	89.49%	100%

A Special Meeting of the Shareholders of the Frost Value Equity Fund, a series of The Advisors Inner Circle Fund II (the “Trust”) was held on June 4, 2019 for the purpose of approving an Agreement and Plan of Reorganization between the Trust, on behalf of the Frost Value Equity Fund (the “Target Value Equity Fund”), and Frost Family of Funds (the “Acquiring Trust”), on behalf of the Frost Value Equity Fund (the “Acquiring Value Equity Fund”), a newly created series of the Acquiring Trust, the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	5,979,081	88.38%	100%
Against	0	0%	0%
Abstain	0	0%	0%

Total	5,979,081	88.38%	100%

A Special Meeting of the Shareholders of the Frost Low Duration Bond Fund, a series of The Advisors Inner Circle Fund II (the “Trust”) was held on June 4, 2019 for the purpose of approving an Agreement and Plan of Reorganization between the Trust, on behalf of the Frost Low Duration Bond Fund (the “Target Low Duration Bond Fund”), and Frost Family of Funds (the “Acquiring Trust”), on behalf of the Frost Low Duration Bond Fund (the “Acquiring Low Duration Bond Fund”), a newly created series of the Acquiring Trust, the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	27,758,675	86.59%	100%
Against	518	0%	0%
Abstain	0	0%	0%

Total	27,759,193	86.59%	100%

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 1 9

SHAREHOLDER VOTING RESULTS (Unaudited) (Continued)

A Special Meeting of the Shareholders of the Frost Municipal Bond Fund, a series of The Advisors Inner Circle Fund II (the “Trust”) was held on June 4, 2019 for the purpose of approving an Agreement and Plan of Reorganization between the Trust, on behalf of the Frost Municipal Bond Fund (the “Target Municipal Bond Fund”), and Frost Family of Funds (the “Acquiring Trust”), on behalf of the Frost Municipal Bond Fund (the “Acquiring Municipal Bond Fund”), a newly created series of the Acquiring Trust, the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	15,036,299	96.35%	100%
Against	0	0%	0%
Abstain	0	0%	0%

Total	15,036,299	96.35%	100%

A Special Meeting of the Shareholders of the Frost Total Return Bond Fund, a series of The Advisors Inner Circle Fund II (the “Trust”) was held on June 4, 2019 for the purpose of approving an Agreement and Plan of Reorganization between the Trust, on behalf of the Frost Total Return Bond Fund (the “Target Total Return Bond Fund”), and Frost Family of Funds (the “Acquiring Trust”), on behalf of the Frost Total Return Bond Fund (the “Acquiring Total Return Bond Fund”), a newly created series of the Acquiring Trust, the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	197,686,527	59.69%	99.05%
Against	1,285,082	0.39%	0.64%
Abstain	612,635	0.18%	0.31%

Total	199,584,244	60.26%	100%

A Special Meeting of the Shareholders of the Frost Credit Fund, a series of The Advisors Inner Circle Fund II (the “Trust”) was held on June 4, 2019 for the purpose of approving an Agreement and Plan of Reorganization between the Trust, on behalf of the Frost Credit Fund (the “Target Credit Fund”), and Frost Family of Funds (the “Acquiring Trust”), on behalf of the Frost Credit Fund (the “Acquiring Credit Fund”), a newly created series of the Acquiring Trust, the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	21,303,616	96.35%	100%
Against	0	0%	0%
Abstain	539	0%	0%

Total	21,304,155	96.35%	100%

Frost Family of Funds

Annual Report

Investment Adviser

Frost Investment Advisors, LLC

111 Houston Street, 10th Floor

San Antonio, Texas 78205

Independent Registered Public Accounting Firm

Ernst & Young LLP

111 West Houston St., Suite 1901

San Antonio, Texas 78205

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, Pennsylvania 19103-2921

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Robert Mulhall, and is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Frost Family of Funds (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2019			FYE July 31, 2018
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)(2)	$290,000	None	None	None	None	None
(b)	Audit-Related Fees(2)	None	None	None	$12,500	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	The series of the Trust reorganized, effective as of June 24, 2019, from series of The Advisors’ Inner Circle Fund II into series of the Frost Family of Funds.

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(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	FYE July 31, 2019	FYE July 31, 2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)	Not applicable.

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(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $12,000 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Frost Family of Funds

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 8, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, and CFO

Date: October 8, 2019

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